Exhibit 10.8

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

dated as of March 20, 2008

by and between

WOLVERINE TUBE, INC.

and

THE ALPINE GROUP, INC.

EXECUTION VERSION

EXECUTION VERSION

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

This Series B Preferred Stock Purchase Agreement (this “Agreement”) is entered into and dated as of March 20, 2008 (the “Closing Date”), by and between WOLVERINE TUBE, INC., a corporation incorporated under the laws of the state of Delaware (the “Company”), and THE ALPINE GROUP, INC., a corporation incorporated under the laws of the State of Delaware (the “Purchaser,” and together with the Company, the “Parties” and each, individually, a “Party”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act, as amended, and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, certain securities of the Company pursuant to the terms set forth herein.

WHEREAS, the Company has authorized a new series of convertible preferred stock designated as the Series B Convertible Preferred Stock of the Company (the “Series B Preferred Stock”), having the rights, preferences, privileges and restrictions set forth in the Series B Preferred Stock Certificate of Designations (the “Series B Certificate of Designations”), attached hereto as Exhibit A, which Series B Preferred Stock shall be convertible into the Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) in accordance with the terms of the Series B Certificate of Designations.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser, agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, capitalized terms used herein shall have the meanings set forth in Annex A hereto:

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 10,000 Shares for a purchase price of $1,000 per Share and an aggregate purchase price of $10,000,000 (the “Aggregate Purchase Price”). The Closing shall take place at the New York offices of Purchaser Counsel at 10:00 a.m. local time, on the Closing Date.

2.2 Closing Deliveries.

(a) At the Closing, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) a certificate representing 10,000 Shares registered in the name of the Purchaser;

(ii) evidence that the Series B Certificate of Designations has been filed with the Secretary of State of the State of Delaware and become effective on or prior to the Closing Date;

(iii) the Series B Preferred Stock Registration Rights Agreement, duly executed by the Company;

EXECUTION VERSION

(iv) the Series A Holders Consent, duly executed by Plainfield, Alkest and the Company;

(v) the Stockholders’ Agreement Supplement, duly executed by PSSMF and Alkest;

(vi) the Voting Agreement Amendment, duly executed by the Company, PSSMF and Alkest;

(vii) the legal opinion of Company Counsel, in the form of Exhibit F-1, executed by such counsel and the legal opinion of in-house counsel of the Company in the form of Exhibit F-2, executed by such counsel;

(viii) a certificate dated as of the Closing Date and signed by the Chief Executive Officer of the Company certifying that no Bankruptcy Event (as such term is defined in the Series B Certificate of Designations) has occurred;

(ix) a certificate of the Secretary of the Company, dated as of the Closing Date, certifying as to: (A) the signatures and titles of the officers of the Company executing each of the Transaction Documents to which the Company is a party; and (B) resolutions of the Board authorizing and approving all matters in connection with the Transaction Documents to which the Company is a party and the Transactions;

(x) a cash fee in the amount of $100,000;

(xi) the Company shall have delivered evidence reasonably satisfactory to the Purchaser that the Company has obtained amendments (collectively, the “Facilities Amendments”) to certain provisions of the Amended and Restated Credit Agreement among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association (“Wachovia”), as administrative agent, as amended (the “Revolving Credit Facility”), and the Amended and Restated Receivables Purchase Agreement and the Receivables Sales Agreement among the Company, Wachovia and the other parties thereto, each as amended (collectively, the “Receivables Credit Facility”), in each case on terms reasonably satisfactory to the Purchaser;

(xii) the Company shall have delivered to the Purchaser a letter confirming its intention to seek approval of the Series A Amendment (as such term is defined in the Series A Holders Consent) as soon as it may practically do so; and

(xiii) any other documents reasonably requested by the Purchaser or Purchaser Counsel.

(b) At the Closing, the Purchaser or an authorized officer thereof shall deliver or cause to be delivered to the Company the following: (i) the Aggregate Purchase Price, in U.S. Dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and (ii) each Transaction Document (including the Series B Preferred Stock Registration Rights Agreement, the Series A Holders Consent, the Stockholders’ Agreement Supplement and the Voting Agreement Amendment) to which the Purchaser is a signatory, duly executed by the Purchaser.

EXECUTION VERSION

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser, as of the Closing as follows:

(a) Authorization; Enforcement. The Company has the requisite power and authority to enter into and to consummate the Transactions and otherwise to carry out its obligations under the Transaction Documents to which the Company is a party. The execution and delivery of each of the Transaction Documents to which the Company is a party by the Company and the consummation by the Company of the Transactions have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board or, subject to approval of the Transactions by the Series A Holders, its stockholders. Each Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents to which the Company is a party by the Company and the consummation of the Transactions do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected after giving effect to the Series A Holders Consent and the Facilities Amendments (except for such conflicts, defaults, rights or violations as would not have a Material Adverse Effect), or (iii) result in a violation of any Law.

(c) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution or delivery by the Company of the Transaction Documents or the consummation of the Transactions, other than (i) approval of the Transactions by the Series A Holders; (ii) the filing of the Series B Certificate of Designations pursuant to Section 2.2(a)(ii); (iii) the filing with the Commission and the effectiveness of the registration statement pursuant to the Series B Preferred Stock Registration Rights Agreement; (iv) applicable Blue Sky filings; and (v) the consents, amendments and acknowledgements contemplated by Sections 2.2(a)(iv) and 2.2(a)(xi).

(d) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and not subject to preemptive rights or similar rights of stockholders. The Company has authorized and has reserved, and covenants to continue to reserve, a number of shares of Common Stock equal to at least the number of shares of Common Shares issuable upon conversion of the Shares and in satisfaction of any other obligation or right of the Company to issue Common Shares pursuant to the Transaction Documents, and in each case, any securities issued or issuable in exchange for or in respect of such securities (the “Underlying Shares”). The issuance of the Securities to the Purchaser will not subject the Purchaser to any liability or obligation of any kind in respect of or relating to the operation of the business of the Company.

EXECUTION VERSION

(e) Certain Fees. Except as provided in Section 6.3 and as set forth in Schedule 3.1(e), no brokerage or finder’s fees or commissions are or will be payable by the Company based on arrangements made by the Company or any of its Affiliates or any Person on behalf of any of them to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the Transactions. The Purchaser shall not have any obligation based on any arrangements made by the Company or any of its Affiliates or any Person on behalf of any of them for fees or claimed fees of a type contemplated in this Section 3.1(e) that may be due in connection with the Transactions. The Company shall indemnify and hold harmless the Purchaser, its respective employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, Losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any claimed or existing fees that are based on arrangements made by the Company or any of its Affiliates or any Person on behalf of any of them, as such fees and expenses are incurred.

(f) Private Placement. Neither the Company nor any Person acting on the Company’s behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any Person acting on the Company’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby, or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable Law or stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

(g) Disclosure. The Company has provided all information requested by the Purchaser or its representatives and has not knowingly omitted to provide any materials relating to any such request.

3.2 Disclaimer of Other Representations and Warranties.

THE COMPANY HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR THE BUSINESS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

3.3 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as of the Closing as follows:

(a) Organization; Authority. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the Transactions and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Purchaser of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Purchaser and no further consent or action is required by the Purchaser in connection with the execution and delivery. Each of the Transaction Documents to which the Purchaser is a party has been duly executed by the Purchaser and, when delivered by the Purchaser in accordance with terms hereof will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

EXECUTION VERSION

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation of the Transactions do not and will not conflict with or violate any provision of the Purchaser’s certificate of incorporation or bylaws.

(c) Filings, Consents and Approvals. The Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution or delivery by the Purchaser of the Transaction Documents to which it is a party or the consummation of the Transactions.

(d) Investment Intent. The Purchaser is acquiring the Securities as principal for its own account for investment purposes and not with a view to distributing or reselling such Securities or any part thereof in violation of applicable securities laws, without prejudice, however, to the Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Purchaser to hold the Securities for any period of time. The Purchaser understands that the Securities have not been registered under the Securities Act, and therefore the Securities may not be sold, assigned or transferred in the U.S. other than pursuant to (i) an effective registration statement under the Securities Act or (ii) an exemption from such registration requirements. The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and that it has received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

(e) Certain Fees. Except as provided in Section 6.3, no brokerage or finder’s fees or commissions are or will be payable by the Purchaser based on any arrangements made by the Purchaser or any of its Affiliates or any Person on behalf of any of them to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the Transactions. The Company shall not have any obligation based on any arrangements made by the Purchaser or any of its Affiliates or any Person on behalf of any of them for fees or claimed fees of a type contemplated in this Section 3.3(e) that may be due in connection with the Transactions. The Purchaser shall indemnify and hold harmless the Company, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, Losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any claimed or existing fees based on any arrangement made by such Purchaser or any of its Affiliates or any Person on behalf of any of them, as such fees and expenses are incurred.

(f) Purchaser Status. The Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act.

(g) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(h) Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities Laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s representations and warranties set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

EXECUTION VERSION

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144, except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by the Purchaser to an Affiliate of the Purchaser.

(b) The Purchaser agrees to the imprinting on any certificate evidencing Securities, except as otherwise permitted by Section 4.1(c), of a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any Trading Market upon which such Securities may be listed:

“THESE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.”

(c) Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, and (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Following the Effectiveness Date (as such term is defined in the Series B Preferred Stock Registration Rights Agreement) or at such earlier time as a legend is no longer required for certain Securities, the Company will, no later than three (3) Trading Days following the delivery by the Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to the Purchaser a certificate representing such Securities that is free from all restrictive and other legends. Except as may be required to comply with a change in law, the Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 4.1(c).

EXECUTION VERSION

(d) The Company acknowledges and agrees that the Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. From and after the Effectiveness Date, at the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of “Selling Stockholders” thereunder.

4.2 Furnishing of Information. The Company covenants that it will take such action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act, within the limitations of the exemptions provided by Rule 144.

4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Trading Market.

4.4 Indemnification. (a) To the fullest extent lawful, subject to the limitations in Section 4.4(b), the Company shall indemnify and hold harmless the Purchaser and Related Persons from and against any and all Losses, as incurred, directly or indirectly arising out of, based upon or relating to (i) any breach by the Company of any of the representations, warranties, covenants or other agreements made by the Company in any of the Transaction Documents, or any allegation by a third party that, if true, would constitute such a breach, or (ii) any Proceeding brought by or against any Person, directly or indirectly, in connection with or as a result of any of the Transactions. The indemnification and expense reimbursement obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any of the respective successors, assigns, heirs and personal representatives of the Purchaser and any such Related Persons. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable Law, the Company shall pay or reimburse the Purchaser on demand for all costs of collection and enforcement incurred by the Purchaser (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchaser on demand for all costs of the Purchaser incurred (i) in enforcing the indemnification obligations in this Section 4.4, and (ii) in connection with the amendment, modification or supplementation of any Transaction Document.

(b) The Company shall not be required to indemnify any Purchaser or any Related Persons for any Persons pursuant to Section 4.4(a)(i) for Losses arising from breaches of representations, warranties, covenants or other agreements made by the Company (i) unless the aggregate of all Losses for which the Company would, but for this Section 4.4(b)(i), be liable exceeds $100,000 on a cumulative basis (and then from the first dollar); and (ii) to the extent such Losses are in excess of the aggregate proceeds to the Company paid by the Purchaser under all of the provisions of this Agreement. The amount of any Losses incurred by the Purchaser or any Related Person shall be reduced by the net amount the Purchaser or Related Party receives (after deducting all reasonable attorneys' fees, expenses and other costs of recovery) from any insurer of the Company pursuant to a policy held by the Company or other party liable for such Losses.

EXECUTION VERSION

ARTICLE V

CONDITIONS

5.1 [Omitted].

ARTICLE VI

MISCELLANEOUS

6.1 [Omitted].

6.2 [Omitted].

6.3 Fees and Expenses. The Company shall pay to the Purchaser upon the Closing the legal, accounting, consulting, travel and all other out-of-pocket expenses incurred by the Purchaser and Purchaser Counsel in connection with the preparation and negotiation of the Transaction Documents and otherwise in connection with the Transactions (the “Fees and Expenses”). The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

6.4 [Omitted].

6.5 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto and the other agreements referenced herein or therein, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, each Party will execute and deliver to the other Party such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Each Party acknowledges that the other Party has made any representations, warranties, promises or commitments other than as set forth in the Transaction Documents, including any promises or commitments for any additional investment by such Party.

6.6 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.6 prior to 5:00 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of sending, if sent by nationally recognized overnight courier service, specifying next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:

If to the Company:	WOLVERINE TUBE, INC.
200 Clinton Avenue West, Suite 1000
Huntsville, Alabama 35801
Attn: David Owen
Phone: (256) 580-3500
Fax: (256) 580-3996

EXECUTION VERSION

If to a Purchaser:	To the address set forth under the Purchaser’s name on the signature pages attached hereto.

In each case, with a copy (which shall not constitute notice) to:	Proskauer Rose LLP
1585 Broadway New York, NY 10036-8299
Facsimile No.: (212) 969-2900
Attn: Ronald R. Papa, Esq. and
Adam J. Kansler, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person by two (2) Trading Days’ prior notice to the other party in accordance with this Section 6.6.

6.7 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, or, in the case of a waiver, by the Purchaser. Any waiver executed by the Purchaser shall be binding on the Company and all holders of Securities. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.8 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against either Party. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with this Agreement without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, except as expressly provided in Section 4.4, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

6.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may from time to time assign its rights under this Agreement to any Person or Persons to whom such Purchaser assigns or transfers any Securities; provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof and of the applicable Transaction Documents that apply to the “Purchaser.”

6.10 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.4 and (in each case) may enforce the provisions thereof directly against the parties with obligations thereunder.

EXECUTION VERSION

6.11 Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the Transactions (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and U.S. federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and U.S. federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any of the Transactions (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by applicable Law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, any and all right to trial by jury in any Proceeding arising out of or relating to any of the Transaction Documents or the Transactions. If any party shall commence a Proceeding to enforce any provisions of any Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

6.12 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

6.13 Execution. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one (1) and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

6.14 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.15 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in Common Shares or Common Share Equivalents, combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Series B Preferred Stock Purchase Agreement to be duly executed and delivered by their respective authorized signatories as of the date first indicated above.

WOLVERINE TUBE, INC.

By:	/s/ David A. Owen
Name:	David A. Owen
Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE OF PURCHASER FOLLOWS.]

EXECUTION VERSION

PURCHASER:

THE ALPINE GROUP, INC.

By:	/s/ K. Mitchell Posner
Name:	K. Mitchell Posner
Title:	Executive Vice President

Address for Notice:

One Meadowlands Plaza East Rutherford, New Jersey Phone: (201) 549-4400 Fax: (201) 549-4428 Attn: Steven S. Elbaum

EXECUTION VERSION

ANNEX A

to

Series B Preferred Stock Purchase Agreement

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person.

“Aggregate Purchase Price” has the meaning set forth in Section 2.1.

“Alkest” means Alkest, LLC, a Delaware limited liability company.

“Board” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in New York City are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” has the meaning set forth in the Preamble.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Share Equivalents” has the meaning ascribed thereto in the Series B Certificate of Designations.

“Common Shares” means the shares of Common Stock of the Company and any securities into which such shares may hereafter be reclassified.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company Counsel” means, collectively, (i) Jennifer Brinkley, Esq., the Company’s General Counsel, and Balch & Bingham LLP, counsel to the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Facilities Amendments” has the meaning set forth in Section 2.2(a)(xi).

“Fees and Expenses” has the meaning set forth in Section 6.3.

“Governmental Authority” means any government or quasi-governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality, self-regulatory entity or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Laws” means any federal, state, local, municipal or other law, common law, rule, regulation, order, judgment, injunction, decree, code, ordinance, ruling, policy, guideline or common, decision, arbitral or administrative law or principle of law or equity or other restriction of any Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

EXECUTION VERSION

“Lien” means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

“Losses” means any and all damages, fines, penalties, deficiencies, liabilities, claims, losses (including loss of value), judgments, awards, settlements, taxes, actions, obligations and costs and expenses in connection therewith (including, without limitation, interest, court costs and fees and expenses of attorneys, accountants and other experts, and any other expenses of litigation or other Proceedings (including costs of investigation, preparation and travel) or of any default or assessment), but not including punitive damages unless such punitive damages are awarded to a Person in a Third Party Claim.

“Material Adverse Effect” means any event, occurrence, fact, circumstance, violation, development or change, that, individually or in the aggregate with any other event, occurrence, fact, circumstance, violation, development or change, has had or could reasonably be expected to have: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, or (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material impairment of the Company’s or any Subsidiary’s ability to perform fully on a timely basis its obligations under any Transaction Document; provided, however, that “Material Adverse Effect” shall exclude any such effect arising out of or in connection with: (A) general economic or business conditions or changes therein, including changes in interest or currency rates or commodity prices, or any act of terrorism, similar calamity or war or any escalation or worsening of the same; provided that in each case no such condition, change or act disproportionately affects the Company; or (B) the negotiation, execution, announcement or existence or terms of this Agreement or the performance of this Agreement or the consummation of the transactions contemplated hereby (including any occurrence or condition arising out of the identity of or facts relating to the Purchaser).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, Governmental Authority (or an agency or subdivision thereof) or other entity of any kind.

“Plainfield” means Plainfield Asset Management LLC and any permitted successor or assignee thereof.

“Proceeding” means an action, claim, suit, grievance, arbitration, complaint, inquiry, notice of violation, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

“PSSMF” means Plainfield Special Situations Master Fund Limited, a Cayman Island entity.

“Purchaser Counsel” means Proskauer Rose LLP, counsel to the Purchaser.

“Related Person” means any Affiliate of the Purchaser and any officer, director, partner, advisor, controlling person, employee or agent of the Purchaser or any of their respective Affiliates.

“Rule 144” and “Rule 424” means Rule 144 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

EXECUTION VERSION

“Securities” means the Shares and the Underlying Shares issued or issuable (as applicable) to the Purchaser pursuant to the Transaction Documents.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Certificate of Designations” means the Certificate of Designations of Series A Preferred Stock of the Company.

“Series A Holders” means holders of the Series A Preferred Stock.

“Series A Holders Consent” means that certain Series A Holders Consent and Agreement, dated as of the Closing Date, by and among the Series A Holders, the Company and the Purchaser, substantially in the form of Exhibit C, as the same may be amended, modified or supplemented from time to time.

“Series A Preferred Stock” means the series of convertible preferred stock of the Company designated as the Series A Preferred Stock in the Series A Certificate of Designations.

“Series B Certificate of Designations” has the meaning set forth in the recitals to this Agreement.

“Series B Preferred Stock” has the meaning set forth in the recitals to this Agreement.

“Series B Preferred Stock Registration Rights Agreement” means that certain Registration Rights Agreement dated as of the Closing Date, by and between the Company and the Purchaser, substantially in the form of Exhibit B, as the same may be amended, modified or supplemented from time to time.

“Shares” means the shares of Series B Preferred Stock which are being purchased by the Purchaser pursuant to this Agreement.

“Stockholders’ Agreement Supplement” means that certain Stockholders’ Agreement Supplement, dated as of the Closing Date, by and among Purchaser, PSSMF and Alkest, substantially in the form of Exhibit D, as the same may be amended, modified or supplemented from time to time.

“Subsidiary” means any corporation (or other legal entity) of which at least a majority of the outstanding capital stock having voting power under ordinary circumstances to elect directors of such corporation shall at the time be held, directly or indirectly, by the Company, by the Company and one or more Subsidiaries or by one or more Subsidiaries.

“Third Party Claim” means the assertion of any claim or demand made by, or any action, proceeding or investigation instituted by, any Person not a party to this Agreement.

“Trading Day” means (a) any day on which the Common Shares are listed or quoted and traded on a Trading Market, or (b) if the Common Shares are not then listed or quoted and traded on a Trading Market, then any Business Day.

“Trading Market” means the New York Stock Exchange or, at any time the Common Shares are not listed for trading on the New York Stock Exchange, any other national securities exchange, other trading market or quotation system, if the Common Shares are then listed or quoted on such exchange, market or system.

EXECUTION VERSION

“Transaction Documents” means this Agreement, the Series B Certificate of Designations, the Securities, the Series B Preferred Stock Registration Rights Agreement, the Voting Agreement Amendment, the Stockholders’ Agreement Supplement, the Series A Holders Consent and any other documents or agreements executed in connection with the transactions contemplated by this Agreement.

“Transactions” means the transactions contemplated by the Transaction Documents.

“Underlying Shares” has the meaning set forth in Section 3.1(d).

“U.S.” means the United States of America.

“Voting Agreement Amendment” means that certain Voting Agreement Amendment, dated as of the Closing Date, by and among the Company, the Purchaser, PSSMF and Alkest, substantially in the form of Exhibit E, as the same may be amended, modified or supplemented from time to time.

Exhibit 3.1

Exhibit A

WOLVERINE TUBE, INC.

CERTIFICATE OF DESIGNATIONS

OF

Series B Convertible PREFERRED STOCK

(Pursuant to Section 151 of the Delaware General Corporation Law)

Wolverine Tube, Inc., a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the “DGCL”) does hereby certify that, in accordance with Section 141(b) of the DGCL, the following resolution was duly adopted by the Board of Directors of the Corporation as of March 7, 2008:

RESOLVED, that the Board of Directors (the “Board”) of the Corporation pursuant to authority expressly vested in it by the provisions of the Restated Certificate of Incorporation of the Corporation, hereby authorizes the issuance of a series of preferred stock designated as the Series B Convertible Preferred Stock, par value $1.00 per share, of the Corporation and hereby fixes the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Restated Certificate of Incorporation of the Corporation which are applicable to the Preferred Stock of all classes and series) as follows:

Series B Convertible PREFERRED STOCK

DESIGNATION, AMOUNT AND PAR VALUE. THERE IS HEREBY DESIGNATED A SERIES OF THE CORPORATION’S PREFERRED STOCK AS SERIES B CONVERTIBLE PREFERRED STOCK (THE “SERIES B PREFERRED STOCK”), AND THE NUMBER OF SHARES SO DESIGNATED SHALL BE 25,000. EACH SHARE OF SERIES B PREFERRED STOCK SHALL HAVE A PAR VALUE OF $1.00 PER SHARE. THE “STATED VALUE” FOR EACH SHARE OF SERIES B PREFERRED STOCK SHALL EQUAL $1,000.00.

DEFINITIONS. IN ADDITION TO THE TERMS DEFINED ELSEWHERE IN THIS CERTIFICATE OF DESIGNATIONS THE FOLLOWING TERMS HAVE THE MEANINGS INDICATED:

“Bankruptcy Event” means any of the following events: (a) the Corporation or a Subsidiary of the Corporation commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Subsidiary thereof; (b) there is commenced against the Corporation or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Corporation or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Corporation or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Corporation or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Corporation or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday and any day on which banking institutions in New York City are authorized or required by law or other governmental action to close.

“Cash End Availability” means all cash and financing available to the Corporation for the payment of dividends, including without limitation resulting from any accounts receivable financing or securitization, proceeds from the issuance of Series B Preferred Stock and any other capital stock or other securities issued by the Corporation for cash.

“Commission” means the United States Securities and Exchange Commission.

“Common Share Equivalents” has the meaning ascribed thereto in Section 15(d).

“Common Stock” means the common stock of the Corporation, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Continuing Director” means (i) any individual who is a member of the Board on the date of execution of the Purchase Agreement and (ii) any individual who is appointed to the Board or nominated for election to the Board by other Continuing Directors.

“Conversion Price” shall equal $1.10 as adjusted for stock dividends, stock splits, stock combinations or other similar events and as adjusted pursuant to the terms of this Certificate of Designations.

“Equity Conditions” means, with respect to all shares of Common Stock issuable upon conversion of the Series B Preferred Stock, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; and (ii) such shares of Common Stock are registered for resale by the Holders and may be sold by the Holders pursuant to an effective registration statement under the Securities Act or all such shares may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Stock” means (a) any Common Stock or Common Share Equivalents, restricted stock, stock options or stock appreciation rights issued or issuable to employees, consultants or directors of the Corporation pursuant to a stock option plan, stock purchase plan, stock bonus plan, deferred compensation plan, employee benefit plan or management grant (“Incentives”), in each case as in effect on the date of the Purchase Agreement or as approved by the Board (including any Directors elected by the Holders voting separately as a class) after the date of the

Purchase Agreement, and shares of Common Stock issued or issuable upon the exercise of any of the foregoing Incentives and (b) Common Stock or Common Share Equivalents issued or issuable in connection with a bona fide business acquisition by the Corporation of another company or entity, not principally for the purpose of acquiring cash.

“Fundamental Transaction” means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date of the Purchase Agreement by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of fifty percent or more of the voting rights or voting equity interests in the Corporation; (ii) Continuing Directors cease to constitute more than one-half of the members of the Board; (iii) a merger or consolidation of the Corporation or any Subsidiary or a sale of all or substantially all of the assets of the Corporation or any Subsidiary in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Corporation’s securities prior to the first such transaction continue to hold at least one-half of the voting rights or voting equity interests in of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Corporation or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or voting equity interests in the Corporation; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Corporation; (vi) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property and as a result of which the Persons who own Common Stock immediately prior to the launch of such tender offer or exchange offer do not own a majority of the outstanding equity interests of the Corporation, directly or indirectly, immediately after the consummation thereof; (vii) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property; or (viii) the execution by the Corporation of an agreement directly or indirectly providing for any of the foregoing events.

“Holder” means any holder of Series B Preferred Stock.

“Indebtedness” of any Person means (a) all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such Person or for which such Person is responsible or liable (whether by guarantee of such indebtedness, agreement to purchase indebtedness of, or to supply funds to or invest in, others or otherwise), (b) any direct or contingent obligations of such Person arising under any letter of credit (including standby and commercial), bankers acceptances, bank guaranties, surety bonds and similar instruments, and (c) all indebtedness pursuant to clauses (a) and (b) above of another entity secured by any lien existing on property or assets owned by such Person.

“Involuntary Change of Control” means any Fundamental Transaction not approved by at least five (5) members of the Board.

“Junior Securities” means the Common Stock and all other equity or equity equivalent securities of the Corporation.

“Liquidation Event” means any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

“Original Issue Date” means the date of the first issuance of any shares of the Series B Preferred Stock, regardless of the number of transfers of any particular shares of Series B Preferred Stock and regardless of the number of certificates that may be issued to evidence shares of Series B Preferred Stock.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Agreement” means the Preferred Stock Purchase Agreement, dated as of March , 2008, among the Corporation and the purchasers of the Series B Preferred Stock, as amended from time to time.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the Holders.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Series A Certificate of Designations” means the Certificate of Designations of Series A Convertible Preferred Stock, par value $1.00 per share, of the Corporation as in effect on the date hereof.

“Series A Holders” means any holder of Series A Preferred Stock.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock, par value $1.00 per share, of the Corporation.

“Series A Preferred Stock Liquidation Preference” has the meaning ascribed thereto in Section 6 of the Series A Certificate of Designations.

“Subsidiary” means any significant subsidiary of the Corporation as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on a Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on a Trading Market, then any Business Day.

“Trading Market” means the New York Stock Exchange or, at any time the Common Stock is not listed for trading on the New York Stock Exchange, any other national securities exchange, other trading market or quotation system, if the Common Stock is then listed or quoted on such exchange, market or system.

“Transaction Documents” means the Purchase Agreement, the Registration Rights Agreement, this Certificate of Designations and any other documents or agreements executed or delivered in connection with the transactions contemplated under the Purchase Agreement.

“2009 Indenture” means that certain Indenture, dated as of March 27, 2002, by the Corporation, the subsidiary guarantors described therein and U.S. Bank Corporate Trust Services (successor to First Union National Bank), as Trustee.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock and in satisfaction of any other obligation of the Corporation to issue shares of Common Stock pursuant to the Transaction Documents.

REGISTRATION OF ISSUANCE AND OWNERSHIP OF SERIES B PREFERRED STOCK. THE CORPORATION SHALL REGISTER THE ISSUANCE AND OWNERSHIP OF SHARES OF THE SERIES B PREFERRED STOCK, UPON RECORDS TO BE MAINTAINED BY THE CORPORATION FOR THAT PURPOSE (THE “SERIES B PREFERRED STOCK REGISTER”), IN THE NAME OF THE RECORD HOLDERS THEREOF FROM TIME TO TIME. THE CORPORATION MAY DEEM AND TREAT THE REGISTERED HOLDER OF SHARES OF SERIES B PREFERRED STOCK AS THE ABSOLUTE OWNER THEREOF FOR THE PURPOSE OF ANY CONVERSION HEREOF OR ANY DISTRIBUTION TO SUCH HOLDER, AND FOR ALL OTHER PURPOSES, ABSENT ACTUAL NOTICE TO THE CONTRARY.

REGISTRATION OF TRANSFERS. THE CORPORATION SHALL REGISTER THE TRANSFER OF ANY SHARES OF SERIES B PREFERRED STOCK IN THE SERIES B PREFERRED STOCK REGISTER, UPON SURRENDER OF CERTIFICATES EVIDENCING SUCH SHARES TO THE CORPORATION AT ITS ADDRESS SPECIFIED HEREIN. UPON ANY SUCH REGISTRATION OR TRANSFER, A NEW CERTIFICATE EVIDENCING THE SHARES OF SERIES B PREFERRED STOCK SO TRANSFERRED SHALL BE ISSUED TO THE TRANSFEREE AND A NEW CERTIFICATE EVIDENCING THE REMAINING PORTION OF THE SHARES NOT SO TRANSFERRED, IF ANY, SHALL BE ISSUED TO THE TRANSFERRING HOLDER.

DIVIDENDS.

Each Holder shall be entitled to receive, and the Corporation shall pay, cumulative dividends on the Series B Preferred Stock at the rate per share (as a percentage of the Stated Value per share, plus any accumulated and unpaid dividends per share) of 8.50% per annum (subject to adjustment pursuant to Sections 5(b) and 5(g) below), compounded quarterly and payable quarterly in arrears commencing on April 30, 2008 and thereafter on each July 31, October 31, January 31 and April 30, except if such date is not a Trading Day, in which case such dividend shall be payable on the next succeeding Trading Day (each, a “Dividend Payment Date”). Dividends on the Series B Preferred Stock shall be calculated on the basis of a 360-day year that has been divided into four 90-day quarters, shall accrue daily commencing on the Original Issue Date for such Series B Preferred Stock, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

Subject to the conditions and limitations in Section 5(c) below, the Corporation may elect, by written notice to the holders of Series B Preferred Stock, to defer the payment of dividends otherwise payable on any Dividend Payment Date. In the event of any dividend deferral, or if any accrued dividends remain unpaid, the amount of the dividends payable per share of Series B Preferred Stock on such Dividend Payment Date on which the dividends would otherwise have been paid, or any subsequent Dividend Payment Date until such deferred dividends have been paid, shall be: (i) determined based upon the dividends on the Series B Preferred Stock having accumulated during the preceding quarter (or other measurement period) at the rate per share (as a percentage of the Stated Value per share plus all previously accrued and unpaid dividends on such share) of (x) 10.50% per annum for any Dividend Payment Date occurring prior to January 31, 2012 (or, if such date is not a Trading Day, the next succeeding Trading Day), and (y) 12.50% per annum for any Dividend Payment Date occurring subsequent to January 31, 2012 (or, if such date is not a Trading Day, the next succeeding Trading Day); and (ii) compounded as of such quarterly Dividend Payment Date and remain accrued and unpaid until the subsequent payment thereof by the Corporation.

The Corporation may elect to defer a dividend payment otherwise payable on a Dividend Payment Date only if and to the extent the Cash End Availability is less than the amount of the dividend payable on the Dividend Payment Date, as determined in good faith by a majority of the members of the Board other than any director affiliated with or nominated by any Holder.

On each Dividend Payment Date, to the extent that there is Cash End Availability, the Corporation shall pay, pro rata on a share for share basis among the Holders of Series B Preferred Stock and the Series A Holders as if the Series A Preferred Stock and Series B Preferred Stock were a single class, any accrued and unpaid dividends, with the dividends that have remained unpaid longest being paid first, until all accrued and unpaid dividends have been paid. In addition, all accrued and unpaid dividends on each share of Series B Preferred Stock shall be paid upon the earlier to occur of (i) a Liquidation Event, or (ii) conversion of such share of Series B Preferred Stock.

So long as any shares of Series B Preferred Stock are outstanding: (i) neither the Corporation nor any Subsidiary shall, directly or indirectly, redeem, purchase or otherwise acquire any Junior Securities or set aside any monies for such a redemption, purchase or other acquisition, and (ii) the Corporation shall not pay or declare any dividend or make any distribution on any Junior Securities, except pro rata stock dividends on the Common Stock payable in additional shares of Common Stock and dividends due and paid in the ordinary course on the Series B Preferred Stock.

No dividends shall be paid on the Series B Preferred Stock as a separate class other than the dividends provided in this Section 5.

Notwithstanding anything to the contrary, in the event that at any time after June 30, 2008, the Equity Conditions are not satisfied (or waived in writing by the applicable Holder) on each Trading Day within a given quarter preceding a Dividend Payment Date with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Series B Preferred Stock, the dividend rate at that Dividend Payment Date shall be deemed to have been increased by 50 basis points for the dividend period preceding that quarter, up to a maximum aggregate increase pursuant to this Section 5(g) of 200 basis points. Following such adjustment(s) and upon satisfaction of the Equity Conditions (or waiver in writing by the applicable Holder) with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Series B Preferred Stock, the dividend rate shall be returned to the rate in effect before giving effect to adjustments under this Section 5(g) (until any subsequent failure).

LIQUIDATION.

Upon the occurrence of any Liquidation Event, the Holders shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Junior Securities by reason of their ownership thereof, an amount per share in cash equal to the greater of (i) the Stated Value for each share of Series B Preferred Stock then held by them (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Series B Preferred Stock), plus all accrued but unpaid dividends on such Series B Preferred Stock as of the date of such event, and (ii) the amount per share that would be payable to a Holder (including without limitation the payment of all accrued but unpaid dividends) had all shares of Series B Preferred Stock been converted to Underlying Shares immediately prior to such Liquidation Event (the “Series B Preferred Stock Liquidation Preference”). If, upon the occurrence of a Liquidation Event, the assets and funds thus distributed among the Holders shall be insufficient to permit the payment to such Holders of the full Series B Preferred Stock Liquidation Preference, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably on a share for share basis among the Holders and the Series A Holders as if the Series A Preferred Stock and Series B Preferred Stock were a single class in proportion to the aggregate Series B Preferred Stock Liquidation Preference and the Series A Preferred Stock Liquidation Preference that would otherwise be payable to each of such Holders and the Series A Holders, respectively.

Upon the occurrence of a Liquidation Event, following completion of the distributions required by the first sentence of Section 6(a), if assets or surplus funds remain in the Corporation, the holders of the Common Stock and other Junior Securities shall share in all remaining assets of the Corporation.

The Corporation shall provide written notice of any Liquidation Event or Fundamental Transaction to each record Holder not less than 45 days prior to the payment date or effective date thereof. Unless a Holder otherwise notifies the Corporation, which notice must be delivered prior to the effective date of a Fundamental Transaction (or, if later, within five (5) Trading Days after such Holder receives notice of such Fundamental Transaction from the Corporation), such Fundamental Transaction will be treated as a Liquidation Event with respect to such Holder for the purposes of this Section 6. Notwithstanding anything in this Certificate of Designations of Series B Convertible Preferred Stock to the contrary, for so long as the Corporation’s 10.5% Senior Notes due 2009 remain outstanding, the Corporation shall have no obligation with respect to any Fundamental Transaction referred to in this Section 6 unless the Corporation has fully satisfied all of its obligations under Sections 4.06 and 4.10 of the 2009 Indenture.

(d) In the event that, immediately prior to the closing of a Liquidation Event that is not a Fundamental Transaction, the cash distributions required by Section 6(a) have not been made, the Corporation shall forthwith either: (i) cause such closing to be postponed until such time as such cash distributions have been made; or (ii) cancel such transaction, in which event the rights, preferences and privileges of the Holders shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice by the Corporation required under Section 6(c).

(e) For so long as 5,000 shares of Series B Preferred Stock remain outstanding, in the event that, immediately prior to the closing of a Liquidation Event that is a Fundamental Transaction, the cash distributions required by Section 6(a) have not been made, the Corporation shall forthwith either: (i) cause such closing to be postponed until such time as such cash distributions have been made; or (ii) cancel such transaction, in which event the rights, preferences and privileges of the Holders shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice by the Corporation required under Section 6(c).

CONVERSION. AT THE OPTION OF ANY HOLDER, ANY SHARES OF SERIES B PREFERRED STOCK HELD BY THAT HOLDER MAY BE CONVERTED INTO COMMON STOCK BASED ON THE CONVERSION PRICE THEN IN EFFECT FOR THE SERIES B PREFERRED STOCK. A HOLDER MAY CONVERT SHARES OF SERIES B PREFERRED STOCK INTO COMMON STOCK PURSUANT TO THIS PARAGRAPH AT ANY TIME AND FROM TIME TO TIME AFTER THE ORIGINAL ISSUE DATE, BY DELIVERING TO THE CORPORATION A CONVERSION NOTICE (THE “CONVERSION NOTICE”), IN THE FORM ATTACHED HERETO AS EXHIBIT A, APPROPRIATELY COMPLETED AND DULY SIGNED, AND THE DATE ANY SUCH CONVERSION NOTICE IS DELIVERED TO THE CORPORATION (AS DETERMINED IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREOF) IS A “CONVERSION DATE.”

MECHANICS OF CONVERSION.

The number of Underlying Shares issuable upon any conversion of shares of Series B Preferred Stock hereunder shall equal the Stated Value of such shares of Series B Preferred Stock to be converted divided by the Conversion Price on the Conversion Date.

Upon conversion of any shares of Series B Preferred Stock, the Corporation shall promptly (but in no event later than three (3) Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to the Holder, or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the Underlying Shares issuable upon such conversion, free of restrictive legends unless such Underlying Shares are still required to bear a restrictive legend. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. If the shares are then not required to bear a restrictive legend, the Corporation shall, upon request of the Holder, deliver Underlying Shares hereunder electronically through The Depository Trust Corporation or another established clearing corporation performing similar functions, and shall credit the number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with The Depository Trust Corporation through its Deposit Withdrawal Agent Commission System.

A Holder shall deliver the original certificate(s) evidencing the Series B Preferred Stock being converted (or an affidavit of lost certificate and any indemnity or bond required by the Corporation’s transfer agent) together with a duly completed Conversion Notice in proper form in order to effect a conversion of such Series B Preferred Stock. Upon surrender of a certificate following one or more partial conversions, the Corporation shall promptly deliver to the Holder a new certificate representing the remaining shares of Series B Preferred Stock.

The Corporation’s obligations to issue and deliver Underlying Shares upon conversion of Series B Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by any Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by any Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by any Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to any Holder in connection with the issuance of such Underlying Shares.

REDEMPTION.

On the earlier to occur of (x) an Involuntary Change of Control and (y) January 31, 2017 (the date of such earlier event, the “Mandatory Redemption Date”), the Corporation shall redeem all of the then outstanding Series B Preferred Stock at a price equal to 100% of the Stated Value of such shares of Series B Preferred Stock, plus all accrued but unpaid dividends thereon to the date of payment, in cash (the “Redemption Price”). The Corporation shall provide each Holder not less than 60 days prior written notice of the Mandatory Redemption Date. The terms of this section may be waived by a Holder with respect to the shares of Series B Preferred Stock held by that Holder in the event of a Mandatory Redemption Date in respect of clause (x) above but not in respect of clause (y).

If the funds of the Corporation legally available to redeem shares of Series B Preferred Stock on the Mandatory Redemption Date are insufficient to redeem the total number of such shares required to be redeemed on such date or the Corporation is otherwise prohibited from redeeming the total number of such shares, the Corporation shall (i) take any action necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem the total number of shares of Series B Preferred Stock required to be so redeemed, including to the extent permissible under applicable law, reducing the stated capital of the Corporation or causing a revaluation of the assets of the Corporation under Section 154 of the DGCL to create sufficient surplus to make such redemption, and (ii) in any event, use any funds legally available to redeem the maximum possible number of such shares from the holders of such shares to be redeemed in proportion to the respective number of such shares that otherwise would have been redeemed if all such shares had been redeemed in full. At any time thereafter when additional funds of the Corporation are legally available to redeem such shares of Series B Preferred Stock, the Corporation shall immediately use such funds to redeem the balance of the shares that the Corporation becomes obligated to redeem on the Mandatory Redemption Date (but that it has not yet redeemed) at the Redemption Price. In the event that shares of Series B Preferred Stock required to be redeemed are not redeemed and continue to be outstanding, such shares shall continue to be entitled to dividends thereon as provided in Section 5 until the date on which the Corporation actually redeems such shares.

Until the aggregate Redemption Price has been paid for all shares of Series B Preferred Stock being redeemed: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation (other than dividends payable solely in Common Stock, the continued accrual of dividends as provided in this Certificate of Designations and the continued accrual of dividends as provided in the Series A Certificate of Designations); and (B) no shares of capital stock of the Corporation (other than the Series B Preferred Stock in accordance with this Section 9) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof; provided, however, to the extent any shares of Series A Preferred Stock are then outstanding, the Corporation’s obligation to redeem shares of Series B Preferred Stock in accordance with this Section 9 shall be deemed amended and modified to provide that the shares of Series B Preferred Stock and Series A Preferred Stock shall be redeemed ratably on a share for share basis in proportion to the aggregate Redemption Price and the aggregate redemption price of the Series A Preferred Stock (as provided in the Series A Certificate of Designations).

If any shares of Series B Preferred Stock are not redeemed on the Mandatory Redemption Date for any reason, all such unredeemed shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Redemption Price and any dividend accruing after the Mandatory Redemption Date applicable to such unredeemed shares at an aggregate per annum rate equal to eighteen percent (18%) (increased by 1% at the end of each three (3) month period thereafter until the Redemption Price, and any interest thereon, is paid in full), with such interest to accrue daily in arrears and to be compounded quarterly; provided, that in no event shall such interest exceed the maximum permitted rate of interest under applicable law, and provided further that the Corporation shall make all filings necessary to raise such rate to the maximum permitted rate of interest under applicable law (the “Maximum Permitted Rate”). In the event that fulfillment of any provision hereof results in such rate of interest being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided, that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the applicable Mandatory Redemption Date to the extent permitted by law.

If any shares of Series B Preferred Stock are not redeemed on the Mandatory Redemption Date for any reason, the number of directors constituting the Board shall automatically be increased by a number equal to the number of directors then constituting the Board, plus one (1), and the holders of outstanding shares of Series B Preferred Stock, together with the holders of outstanding shares of Series A Preferred Stock, shall be entitled, voting as a single class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect such additional directors. For the avoidance of doubt, such additional directors shall constitute a majority of the Board. The period beginning on the Mandatory Redemption Date and ending on the date upon which all shares of Series B Preferred Stock required to be redeemed are so redeemed is referred to herein as the “Voting Period.” As soon as practicable after the commencement of the Voting Period, the Corporation shall call a special meeting of the Holders and Series A Holders to be held not more than twenty (20) days after the date of mailing of notice of such meeting. If the Corporation fails to send a notice, any such Holder or Series A Holder may call the meeting on like notice. The record date for determining the Holders and Series A Holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) business day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of Holders held during a Voting Period at which directors are to be elected (or with respect to any action by written consent in lieu of a meeting of stockholders), such Holders and Series A Holders, voting together as a single class to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, shall be entitled to elect the number of directors prescribed in this Section 9(e), and each share of Series B Preferred Stock and Series A Preferred Stock shall be entitled to one (1) vote (whether voted in person by the holder thereof or by proxy or pursuant to a stockholders’ consent). The terms of office of all persons who are incumbent directors of the Corporation at the time of a special meeting of the Holders and Series A Holders to elect such additional directors shall continue, notwithstanding the election at such meeting of the additional directors that such Holders and Series A Holders are entitled to elect, and the additional directors so elected by such Holders and Series A Holders, together with such incumbent directors, shall constitute the duly elected directors of the Corporation. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders and Series A Holders under this Section 9(e) shall terminate, such incumbent directors shall constitute the directors of the Corporation and the rights of the Holders and Series A Holders to elect additional directors pursuant to this Section 9(e) shall cease.

Notwithstanding anything in this Certificate of Designations of Series B Convertible Preferred Stock to the contrary, for so long as any of the Corporation’s 10.5% Senior Notes due 2009 remain outstanding, the Corporation shall have no obligation to redeem shares of Series B Preferred Stock as a result of an Involuntary Change of Control unless the Corporation has fully satisfied all of its obligations under Sections 4.06 and 4.10 of the 2009 Indenture.

CALL RIGHT.

Subject to the provisions of this Section 10, the Corporation shall have the right (the “Call Right”) at any time on or after January 31, 2014 to repurchase all (but not less than all) of the then outstanding shares of Series B Preferred Stock at a price equal to the Redemption Price. The Corporation must deliver a written notice of the exercise of the Call Right to each Holder at least 30 days prior to the date on which the shares of Series B Preferred Stock are to be repurchased (the “Call Repurchase Date”), which notice shall state the Call Repurchase Date and the Redemption Price. Not less than five (5) Trading Days prior to the Call Repurchase Date, the Corporation shall deposit the entire Redemption Price for all shares of Series B Preferred Stock into an account with a commercial bank having not less than $500,000,000 in assets, such funds to be held exclusively for the purpose of paying the Redemption Price to the Holders. Upon receipt of payment of the Redemption Price by the Holders, each such Holder will deliver the certificate(s) evidencing the Series B Preferred Stock redeemed by the Corporation, unless such Holder is awaiting receipt of a new certificate evidencing such shares from the Corporation pursuant to another provision hereof. At any time on or prior to the Call Repurchase Date, a Holder may convert any or all of the shares of Series B Preferred Stock held by it, and the Corporation shall honor any such conversions in accordance with the terms hereof.

Notwithstanding Section 10(a) above, the Corporation may not exercise its Call Right or redeem shares of Series B Preferred Stock on the Call Repurchase Date pursuant to this Section 10, and any notice delivered under Section 10(a) will be void, unless (A) from the period commencing on the Corporation’s delivery of the irrevocable written notice electing an exercise of the Call Right through the Call Repurchase Date, the Equity Conditions are satisfied (or waived in writing by the applicable Holder) on each Trading Day with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Series B Preferred Stock, (B) the exercise of the Call Right was approved by a majority of the Board other than any other director who is nominated by or an affiliate of a Holder and (C) concurrently with the exercise of the Call Right pursuant to the provisions of this Section 10, the Corporation exercises the comparable Call Right under Section 10 of the Series A Certificate of Designations (the “Series A Call Right”). The Corporation further agrees not to exercise the Series A Call Right unless it concurrently exercises the Call Right hereunder.

VOTING RIGHTS; BOARD OF DIRECTORS.

Except as otherwise provided herein or as required by applicable law, the Holders shall be entitled to vote on all matters on which holders of Common Stock are entitled to vote, including, without limitation, the election of directors. For such purposes, each Holder shall be entitled to a number of votes in respect of the shares of Series B Preferred Stock owned by it equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock are convertible by the Holders as of the record date for the determination of stockholders entitled to vote on such matter, or if no record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise provided herein, in any relevant agreement or as required by applicable law, the Holders and the holders of Common Stock shall vote together as a single class on all matters submitted to a vote or consent of stockholders.

Notwithstanding anything to the contrary, for so long as at least 5,000 shares of Series B Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Series B Preferred Stock and Series A Preferred Stock, voting as a single class (to the exclusion of the holders of all other securities and Capital Stock of the Corporation) then outstanding:

amend or propose to amend the Restated Certificate of Incorporation or by-laws or other comparable governing instruments of the Corporation or any of the Subsidiaries, or this Certificate of Designations (whether by amendment, amalgamation, merger or otherwise);

issue or authorize the issuance of any equity of the Corporation with rights on liquidation. as to dividends, on redemption, as to voting, or otherwise, senior to or pari passu with the Series B Preferred Stock (other than the Series A Preferred Stock), or authorize or issue any shares of Series B Preferred Stock;

dissolve or liquidate the Corporation;

purchase, redeem (other than pursuant to any equity plan outstanding as of the date of the Purchase Agreement giving the Corporation the right to repurchase stock or other securities of the Corporation at cost upon the termination of an employee’s or director’s services and approved by the Continuing Directors) or set aside any sums for the purchase or redemption of, or declare or pay any dividend (including a dividend payable in securities of the Corporation) or declare or pay any dividends or make any distributions of cash, property or securities of the Corporation in respect of any Common Stock or any other class of Junior Securities or any other Common Share Equivalents (other than the Series A Preferred Stock);

acquire any other corporation or business concern, whether by acquisition of assets, capital stock, merger or otherwise, and whether by payment of cash, the issuance of capital stock or otherwise, other than acquisitions of up to $5,000,000 per annum, not exceeding $15,000,000 in the aggregate;

enter into (A) a merger or consolidation of the Corporation with or into another entity (with respect to which less than a majority of the outstanding voting power of the surviving or consolidated company immediately following such event is held by Persons who were stockholders of the Corporation immediately prior to such event), (B) the sale, disposition, license or transfer, directly or indirectly, of any assets or property with a value equal to or greater than $1,000,000 or that are otherwise material to the Corporation or its business;

be acquired by any Person (or group of affiliated or associated Persons) of beneficial ownership of a majority of the equity of the Corporation (whether or not newly-issued shares) in a single transaction or a series of related transactions, redeem or repurchase shares representing a majority of the voting power of the outstanding shares of capital stock of the Corporation, or undergo any other change of control of 50% or more of the outstanding voting power of the Corporation;

fail to maintain its corporate existence, or change the nature of the Corporation’s principal business to any business which is fundamentally and materially distinct and separate from the business currently conducted by the Corporation;

create, incur, assume or suffer to exist any Indebtedness, other than Indebtedness outstanding as of the date hereof or any extensions, refinancing or renewals thereof (which extensions, refinancings or renewals, other than any such extension refinancing or renewal specifically contemplated in the Purchase Agreement, shall be on terms no less favorable to the Corporation than the current terms of such Indebtedness), in excess of $15,000,000 in the aggregate, other than (A) trade Indebtedness incurred to finance the purchase of equipment, components and other similar property and operating assets, in each case, in the ordinary course of business consistent with past practice, and any extensions, refinancings and renewals of any of the foregoing; provided that such extensions, refinancings or renewals do not or will not impose more burdensome terms, conditions or obligations upon the Corporation or any Subsidiary or increase the commitments or loan amounts thereunder, and (B) inter-company Indebtedness between the Corporation and any wholly-owned Subsidiary incurred in the ordinary course of business and consistent with past practice; or

enter into any agreement to do any of the foregoing or cause or permit any Subsidiary of the Corporation directly or indirectly to take any actions described in clauses (i) through (ix) above.

The holders of outstanding shares of Series B Preferred Stock shall be entitled to vote in the election of all directors of the Corporation together with holders of all other shares of the Corporation’s outstanding capital stock entitled to vote thereon, voting as a single class, with each outstanding share of Series B Preferred Stock entitled to the number of votes specified in Section 11(a).

Notwithstanding anything herein to the contrary, for so long as any of the Corporation’s 10.5% Senior Notes due 2009 remain outstanding, no Holder shall have or may exercise voting rights in respect of a number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, together with any other shares of Common Stock or Series A Preferred Stock as to which such Holder, together with any other Person with whom such Holder would be considered a “person” (as defined in Section 13(d) and 14(d) under the Exchange Act) in relation to such Common Stock, Series A Preferred Stock or Series B Preferred Stock, is the direct or indirect “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act (and including all shares of Common Stock, that such Holder and any such other Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time)), directly or indirectly representing more than 49% of the then outstanding Common Stock.

CHARGES, TAXES AND EXPENSES. ISSUANCE OF CERTIFICATES FOR SHARES OF SERIES B PREFERRED STOCK AND FOR UNDERLYING SHARES ISSUED ON CONVERSION OF (OR OTHERWISE IN RESPECT OF) THE SERIES B PREFERRED STOCK SHALL BE MADE WITHOUT CHARGE TO THE HOLDERS FOR ANY ISSUE TAX, WITHHOLDING TAX, TRANSFER AGENT FEE OR OTHER INCIDENTAL TAX OR EXPENSE IN RESPECT OF THE ISSUANCE OF SUCH CERTIFICATES, ALL OF WHICH TAXES AND EXPENSES SHALL BE PAID BY THE CORPORATION. THE HOLDER SHALL

BE RESPONSIBLE FOR ALL TRANSFER TAX AND OTHER TAX LIABILITY THAT MAY ARISE AS A RESULT OF HOLDING OR TRANSFERRING THE SERIES B PREFERRED STOCK OR RECEIVING UNDERLYING SHARES IN RESPECT OF THE SERIES B PREFERRED STOCK.

REPLACEMENT CERTIFICATES. IF ANY CERTIFICATE EVIDENCING SERIES B PREFERRED STOCK OR UNDERLYING SHARES IS MUTILATED, LOST, STOLEN OR DESTROYED, OR A HOLDER FAILS TO DELIVER SUCH CERTIFICATE AS MAY OTHERWISE BE PROVIDED HEREIN, THE CORPORATION SHALL ISSUE OR CAUSE TO BE ISSUED IN EXCHANGE AND SUBSTITUTION FOR AND UPON CANCELLATION THEREOF, OR IN LIEU OF AND SUBSTITUTION FOR SUCH CERTIFICATE, A NEW CERTIFICATE, BUT ONLY UPON RECEIPT OF EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION OF SUCH LOSS, THEFT OR DESTRUCTION (IN SUCH CASE) AND, IN EACH CASE, CUSTOMARY AND REASONABLE INDEMNITY, IF REQUESTED. APPLICANTS FOR A NEW CERTIFICATE UNDER SUCH CIRCUMSTANCES SHALL ALSO COMPLY WITH SUCH OTHER REASONABLE REGULATIONS AND PROCEDURES AND PAY SUCH OTHER REASONABLE THIRD-PARTY COSTS AS THE CORPORATION MAY PRESCRIBE.

RESERVATION OF UNDERLYING SHARES. THE CORPORATION SHALL, AT ALL TIMES RESERVE AND KEEP AVAILABLE OUT OF THE AGGREGATE OF ITS AUTHORIZED BUT UNISSUED AND OTHERWISE UNRESERVED COMMON STOCK, SOLELY FOR THE PURPOSE OF ENABLING IT TO ISSUE UNDERLYING SHARES AS REQUIRED HEREUNDER, THE NUMBER OF UNDERLYING SHARES WHICH ARE THEN ISSUABLE AND DELIVERABLE UPON THE CONVERSION OF (AND OTHERWISE IN RESPECT OF) ALL OUTSTANDING SERIES B PREFERRED STOCK (TAKING INTO ACCOUNT THE ADJUSTMENTS OF SECTION 15), FREE FROM PREEMPTIVE RIGHTS OR ANY OTHER CONTINGENT PURCHASE RIGHTS OF PERSONS OTHER THAN THE HOLDERS. ALL UNDERLYING SHARES SO ISSUABLE AND DELIVERABLE SHALL, UPON ISSUANCE IN ACCORDANCE WITH THE TERMS HEREOF, BE DULY AND VALIDLY AUTHORIZED, ISSUED AND FULLY PAID AND NONASSESSABLE. THE CORPORATION COVENANTS THAT IT SHALL USE ITS REASONABLE BEST EFFORTS TO SATISFY EACH OF THE EQUITY CONDITIONS.

CERTAIN ADJUSTMENTS. THE CONVERSION PRICE IS SUBJECT TO ADJUSTMENT FROM TIME TO TIME AS SET FORTH IN THIS SECTION 15.

Stock Dividends and Splits. If the Corporation, at any time while Series B Preferred Stock is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the applicable Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

Pro Rata Distributions. If the Corporation, at any time while Series B Preferred Stock is outstanding, distributes or pays as a dividend to holders of Common Stock (i) evidences of its Indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (including, without limitation, cash) (in each case, “Distributed Property”), then in each such case the Corporation shall simultaneously deliver to each Holder the Distributed Property that each such Holder would have been entitled to receive in respect the number of Underlying Shares then issuable pursuant to Section 8(a) above had the Holder been the record holder of such Underlying Shares immediately prior to the applicable record or payment date.

Fundamental Transactions. If the Corporation, at any time while Series B Preferred Stock is outstanding, effects any Fundamental Transaction, then upon any subsequent conversion of Series B Preferred Stock, each Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it could have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of Series B Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall issue to the Holder a new series of preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 15(c) and insuring that the Series B Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Subsequent Equity Sales. If at any time while any shares of Series B Preferred Stock remain outstanding the Corporation or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for Common Stock or otherwise entitling any Person to acquire Common Stock (collectively, “Common Share Equivalents”) at a purchase price per share of Common Stock (the “Effective Price”) less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be adjusted to a Conversion Price determined by multiplying the Conversion Price then in effect by a fraction, (i) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding on the date of such issuance and (y) the number of additional shares Common Stock which the aggregate offering price of the total number shares of Common Stock so issued (or the sum of the aggregate offering price of the total number of Common Share Equivalents so issued and the aggregate amount of cash due upon exercise, exchange or conversion of such Common Share Equivalents) would purchase at the Conversion Price then in effect, and (ii) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on the date of such issuance and (y) the number of additional shares of Common Stock issued (or the number of shares of Common Stock for which or into which the Common Share Equivalents so offered are exercisable, exchangeable or convertible at the Effective Price). For purposes of this paragraph, in connection with any issuance of any Common Share Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Share Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Share Equivalents, (B) the Effective Price applicable to such Common Shares shall equal the minimum dollar value of consideration payable to the Corporation to purchase such Common Share Equivalents and to convert, exercise or exchange them into shares of Common Stock, divided by the Deemed Number, (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Shares upon conversion, exercise or exchange of such Common Share Equivalents, and (D) to the extent that any such Common Share Equivalents expire before fully converted, exercised or exchanged, the Conversion Price will be readjusted to reflect such expiration. If, at any time while any shares of Series B Preferred Stock are outstanding, the Corporation or any Subsidiary directly or indirectly issues Common Share Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying this Section 15(d) in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Shares on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date). Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any issuances of Common Stock and Common Share Equivalents made pursuant to the definition of Excluded Stock.

Calculations. All calculations under this Section 15 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 15, the Corporation at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Corporation will promptly deliver a copy of each such certificate to each Holder and to the Corporation’s transfer agent.

Notice of Corporate Events. If the Corporation (i) declares a dividend (other than a dividend pursuant to Section 5 above) or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Corporation or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Corporation, then the Corporation shall deliver to each Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction.

FRACTIONAL SHARES. THE CORPORATION SHALL NOT BE REQUIRED TO ISSUE OR CAUSE TO BE ISSUED FRACTIONAL UNDERLYING SHARES ON CONVERSION

OF SERIES B PREFERRED STOCK. IF ANY FRACTION OF AN UNDERLYING SHARE WOULD, EXCEPT FOR THE PROVISIONS OF THIS SECTION 16, BE ISSUABLE UPON CONVERSION OF SERIES B PREFERRED STOCK, THE NUMBER OF UNDERLYING SHARES TO BE ISSUED WILL BE ROUNDED UP TO THE NEAREST WHOLE SHARE.

NOTICES. ANY AND ALL NOTICES OR OTHER COMMUNICATIONS OR DELIVERIES HEREUNDER (INCLUDING WITHOUT LIMITATION ANY CONVERSION NOTICE) SHALL BE IN WRITING AND SHALL BE DEEMED GIVEN AND EFFECTIVE ON THE EARLIEST OF (I) THE DATE OF TRANSMISSION, IF SUCH NOTICE OR COMMUNICATION IS DELIVERED VIA FACSIMILE AT THE FACSIMILE NUMBER SPECIFIED IN THIS SECTION PRIOR TO 4:30 P.M. (NEW YORK CITY TIME) ON A TRADING DAY, (II) THE NEXT TRADING DAY AFTER THE DATE OF TRANSMISSION, IF SUCH NOTICE OR COMMUNICATION IS DELIVERED VIA FACSIMILE AT THE FACSIMILE NUMBER SPECIFIED IN THIS SECTION ON A DAY THAT IS NOT A TRADING DAY OR LATER THAN 4:30 P.M. (NEW YORK CITY TIME) ON ANY TRADING DAY, (III) THE TRADING DAY FOLLOWING THE DATE OF MAILING, IF SENT BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE, OR (IV) UPON ACTUAL RECEIPT BY THE PARTY TO WHOM SUCH NOTICE IS REQUIRED TO BE GIVEN. THE ADDRESSES FOR SUCH COMMUNICATIONS SHALL BE: (I) IF TO THE CORPORATION, TO 200 CLINTON AVENUE WEST, SUITE 1000, HUNTSVILLE, ALABAMA 35801, FACSIMILE: (256) 580-3996, ATTENTION: DAVID OWEN, OR (II) IF TO A HOLDER, TO THE ADDRESS OR FACSIMILE NUMBER APPEARING ON THE CORPORATION’S STOCKHOLDER RECORDS OR SUCH OTHER ADDRESS OR FACSIMILE NUMBER AS SUCH HOLDER MAY PROVIDE TO THE CORPORATION IN ACCORDANCE WITH THIS SECTION 17.

MISCELLANEOUS.

The headings herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

No provision of this Certificate of Designations may be amended, except in a written instrument signed by the Corporation and holders of at least two-thirds of the shares of Series B Preferred Stock then outstanding. Notwithstanding anything in the certificate of incorporation of the Corporation to the contrary, the Holders of Series B Preferred Stock may take any action hereunder by written consent. Any of the rights of the Holders set forth herein, including any Equity Conditions or any other similar conditions for the Holders’ benefit, may be waived by the affirmative vote of holders of at least two-thirds of the shares of Series B Preferred Stock then outstanding, except that each Holder may waive its own rights as provided in this Certificate of Designations. No waiver of any default with respect to any provision, condition or requirement of this Certificate of Designations shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

IN WITNESS WHEREOF, Wolverine Tube, Inc. has caused this Certificate of Designations to be duly executed as of this __ day of March, 2008.

WOLVERINE TUBE, INC.

By:
Name:
Title:

EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the registered Holder

in order to convert shares of Series B Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock indicated below into shares of Common Stock of Wolverine Tube, Inc., according to the conditions hereof, as of the date written below.

Date to Effect Conversion

Number of shares of Series B Preferred Stock owned prior to Conversion

Number of shares of Series B Preferred Stock to be Converted

Stated Value of shares of Series B Preferred Stock to be Converted

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Number of shares of Series B Preferred Stock subsequent to Conversion

Name of Holder
By:
Name:
Title:

Exhibit 10.9

Exhibit B

SERIES B PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT

This Series B Preferred Stock Registration Rights Agreement (this “Agreement”) is made and entered into as of March 20, 2008 between WOLVERINE TUBE, INC., a Delaware corporation (the “Company”), and The Alpine Group, Inc., a Delaware corporation (the “Purchaser”).

RECITALS

WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing under, the Series B Preferred Stock Purchase Agreement, dated as of even date herewith, between the Company and the Purchaser (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement and concurrently with the execution of this Agreement, the Purchaser is acquiring from the Company shares of the Company’s Series B Convertible Preferred Stock, par value $1.00 per share (the “Preferred Stock”); and

WHEREAS, in consideration of the Purchaser’s entry into the Purchase Agreement, the Company has agreed to execute and deliver this Agreement.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

DEFINITIONS. IN ADDITION TO THE TERMS DEFINED ELSEWHERE IN THIS AGREEMENT, (A) CAPITALIZED TERMS THAT ARE NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE PURCHASE AGREEMENT, AND (B) THE FOLLOWING TERMS HAVE THE MEANINGS INDICATED:

“Demand Registration Statement” means any Registration Statement filed or to be filed pursuant to a written Purchaser Request pursuant to either Section 2 or Section 3.

“Holder” means any holder, from time to time, of Registrable Securities.

“Piggy-Back Registration Statement” means a Registration Statement filed or to be filed pursuant to which the Company has received one (1) or more written requests to participate pursuant to Section 4.

“Primary Registration Statement” means (i) the initial Registration Statement to be filed within forty-five (45) days of the Closing pursuant to Section 2, (ii) any Demand Registration Statement or (ii) any other Registration Statement filed pursuant to this Agreement other than a Piggy-Back Registration Statement.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rules 430A, 430B or 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchaser Request” means a request to register Registrable Securities with an aggregate value of at least ten million dollars ($10,000,000), calculated using the closing price of the Company’s Common Shares on the Trading Market on the date preceding the date of the Purchaser Request) pursuant to requests from Purchaser under this Agreement.

“Registrable Securities” means any Preferred Stock or Common Stock (including Underlying Shares) issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (i) they have been sold pursuant to a registration statement under the Securities Act, or (ii) they have been sold pursuant to Rule 144.

“Registration Statement” shall mean any registration statement to be filed under the Exchange Act, which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including pre-effective and post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference, if any, in such Registration Statement.

“Rule 144,” “Rule 415,” “Rule 424” and “Rule 461” means Rule 144, Rule 415, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Shelf Registration Statement” means a Registration Statement filed or to be filed with the Commission pursuant to Section 2 hereof on an appropriate form under the Exchange Act, which covers the re-sale of some or all of the Registrable Securities by a Holder or Holders pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendment and supplements to such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

PRIMARY REGISTRATION STATEMENT. UPON:

the Closing (as defined in the Purchase Agreement); or

the receipt by the Company of a written Purchaser Request under this Section 0 that the Company file a Registration Statement,

the Company shall prepare and file (as expeditiously as practicable, and in any event within forty-five (45) days after the Closing or thirty (30) days after receipt any Purchaser Request, as applicable but subject to any applicable Blackout Periods) with the Commission a Shelf Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (except if otherwise directed by the Holders) the “Plan of Distribution” attached hereto as Annex A. The Company shall, subject to any applicable Blackout Periods, use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof (the date of such declaration being the “Effectiveness Date”), and in any event within one hundred twenty (120) days of the Closing or ninety (90) days after receipt of the Purchaser Request, as applicable, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the fifth anniversary of the Effectiveness Date and (ii) when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”). The Company shall notify each Holder in writing promptly (and in any event within one Trading Day) after receiving notification from the Commission that a Registration Statement has been declared effective.

DEMAND REGISTRATION.

If at any time the Company shall receive a written Purchaser Request that the Company file a registration statement under the Securities Act, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such Purchaser Request to all Holders and, subject to the limitations of Section 5 below, shall file (as expeditiously as practicable, and in any event within thirty (30) days of the receipt of such request) and use its commercially reasonable best efforts to have declared effective, a registration statement under the Securities Act with respect to all Registrable Securities which the Holders request to be registered within fifteen (15) days of the mailing of such notice by the Company in accordance with Section 10(g) below.

If the Holders making the Purchaser Request intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 0 and the Company shall include such information in the written notice referred to in Section 0. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders participating in the underwriting and such Holder) to the extent provided herein. A majority in interest of the Holders of Registrable Securities participating in the underwriting, with the consent of the Company, which consent shall not be unreasonably withheld, shall select the managing underwriter or underwriters in such underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 6(l)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a majority in interest of such Holders; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 0, if the underwriter advises a Holder that marketing factors require a limitation of the number of shares to be underwritten, then the Holder shall so advise the Company and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among holders of Registrable Securities that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by all such holders, until such holders have included in the underwriting all shares requested by such holders to be included, and (ii) thereafter, among the Company and all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the number of shares of Common Stock the Company and such holders seek to include in such underwriting. Without the consent of a majority in interest of the Holders of Registrable Securities participating in a registration referred to in Section 3(a), no securities other than Registrable Securities shall be covered by such registration if the inclusion of such other securities would result in a reduction of the number of Registrable Securities covered by such registration or included in any underwriting or if, in the opinion of the managing underwriter, the inclusion of such other securities would adversely impact the marketing of such offering.

The Company shall be obligated to effect only one (1) registration (and only if such registration would include Registrable Securities with an aggregate value of at least five million dollars ($5,000,000), calculated using the closing price of the Company’s Common Shares on the Trading Market on the date preceding the date of the Purchaser Request) pursuant to Purchaser Requests under this Section 3 (an offering which is not consummated shall not be counted for this purpose).

PIGGY-BACK REGISTRATIONS.

If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Purchaser) any of its Common Shares under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder received by the Company within twenty (20) Trading Days after mailing of such notice by the Company in accordance with Section 10(g), the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder (the “Electing Holders”) has requested to be registered. The Company shall have no obligation under this Section 4 to make any offering of its securities, or to complete an offering of its securities that it proposes to make.

If the Common Shares to be registered in a registration to which this Section 4 applies are to be sold in an underwritten offering, the right of any Electing Holder to include such Electing Holder’s Registrable Securities in a registration pursuant to this Section 4 shall be conditioned upon such Electing Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders participating in the underwriting and such Holder) to the extent provided herein. The Company or any other stockholders (not including the Holders) from whom the Company proposes to effect a registration of Common Shares pursuant to this Section 4 (“Other Stockholders”), as the Company and such Other Stockholders shall determine, shall select the managing underwriter or underwriters in such underwriting. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and the Other Stockholders as provided in Section 6(l)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 4, if the underwriter advises the Company that market factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among the Company and the Other Stockholders, as they shall determine, until the Company and such Other Stockholders have included in the underwriting all shares they desire to be included, and (ii) thereafter, among all other Electing Holders that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of Registrable Securities each proposes to include in such underwritten offering.

BLACKOUT PERIOD.

Subject to the provisions of this Section 5(a) and a good faith determination by a majority of the independent members of the Board of Directors of the Company that it is in the best interests of the Company to suspend the use of the Registration Statement, prior to the filing of a Registration Statement or following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions) the Company, by written notice to the managing underwriter (if any) and the Purchaser, may suspend its obligation to file the Registration Statement with the Commission or direct the Purchaser to suspend sales of the Registrable Securities pursuant to a Registration Statement, as the case may be, for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than (x) an aggregate of ninety (90) days in any rolling twelve (12)- month period commencing on the Closing Date or (y) more than sixty (60) days in any rolling ninety (90)-day period), if any of the following events shall occur: (1) the representative of the underwriters of an underwritten offering of primary shares by the Company has advised the Company that the sale of Registrable Securities pursuant to the Registration Statement would have a material adverse effect on the Company’s primary offering; (2) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith that (A)(x) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, amalgamation, merger, tender offer, business combination, corporate reorganization or other similar significant transaction involving the Company or (y) after obtaining the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (B) (x) the Company has a bona fide business purpose for preserving the confidentiality of the proposed transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate the proposed transaction, or (z) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (3) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith, after obtaining the advice of counsel, that the Company is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (A) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (B) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (C) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Any period in which the Company’s obligation to file the Registration Statement or the use of the Registration Statement has been suspended in accordance with this Section 5(a) is sometimes referred to herein as a “Blackout Period.” Upon the occurrence of any such suspension, the Company shall use its commercially reasonable best efforts to file the Registration Statement, to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Purchasers to resume sales of the Registrable Securities as soon as possible.

In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the managing underwriter (if any) and the Purchaser to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (but in no event longer than the periods specified in Section 5(a)) and the Company is using its commercially reasonable best efforts and taking all reasonable steps to file the Registration Statement or to terminate suspension of the use of the Registration Statement as promptly as possible. The Purchaser shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, the Purchaser will deliver to the Company (at the expense of the Company) all copies (other than permanent file copies) then in the Purchaser’s possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Purchaser may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Purchaser and the managing underwriter in the manner described above promptly following the conclusion of any Suspension Event and its effect.

Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 5(c), the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Purchaser of the Suspension Notice to and including the date of receipt by the Purchaser of the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

PRIMARY REGISTRATION PROCEDURES. IN CONNECTION WITH THE COMPANY’S REGISTRATION OBLIGATIONS HEREUNDER WITH RESPECT TO A PRIMARY REGISTRATION STATEMENT, THE COMPANY SHALL:

Not less than three (3) Trading Days prior to the filing of each Primary Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders and Purchaser Counsel copies of all such documents proposed to be filed (other than those incorporated or deemed to be incorporated by reference), which documents will be subject to the review of such Holders and Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file such Primary Registration Statement or any related Prospectus, amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and Purchaser Counsel shall reasonably object.

(i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Primary Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Primary Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period in the case of a Shelf Registration Statement, and until the end of the related offering in the case of any other Primary Registration Statement, and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten (10) Trading Days, to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders and Purchaser Counsel true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Primary Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the applicable Primary Registration Statement as so amended or in such Prospectus as so supplemented.

Notify the Holders of Registrable Securities to be sold pursuant to a Primary Registration Statement and Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Primary Registration Statement; (ii) the Commission comments in writing on any Primary Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) any Primary Registration Statement or any post-effective amendment thereto is declared effective; (iv) the Commission or any other federal or state governmental authority requests any amendment or supplement to a Primary Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Primary Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Primary Registration Statement become ineligible for inclusion therein or any statement made in any Primary Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Primary Registration Statement, related Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Use commercially reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Primary Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

Furnish to each Holder and Purchaser Counsel, without charge, at least one conformed copy of each Primary Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

Promptly deliver to each Holder and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) related to a Primary Registration Statement and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

In the time and manner required by each Trading Market, if at all, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary and use its reasonable best efforts to cause such Registrable Securities to be approved for listing on each Trading Market as soon as reasonably practicable thereafter; (iii) to the extent available to the Company, provide to the Purchasers evidence of any such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market.

Prior to any public offering of Registrable Securities pursuant to a Primary Registration Statement, to register or qualify or cooperate with the selling Holders and Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in the case of a Shelf Registration Statement, and until the offering is completed in the case of any other Primary Registration Statement, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Primary Registration Statement; provided, however, that the Company shall not be required to (i) take any action which would subject it to taxation in any jurisdiction where it is not then subject to taxation, or (ii) qualify to do business in any jurisdiction or (iii) consent to service of process in any jurisdiction.

Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Primary Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

Upon the occurrence of any event described in Section 6(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to such a Primary Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Primary Registration Statement nor its related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities pursuant to a Primary Registration Statement, including without limitation by making available documents and information.

If Holders of a majority of the Registrable Securities being offered pursuant to a Primary Registration Statement select underwriters for the offering, enter into and perform its obligations under an underwriting agreement with such underwriters, in usual and customary form, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations.

In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

Comply with all applicable rules and regulations of the Commission.

The Company shall not be required to deliver any document pursuant to any provision of this Section 6 to any Holder that is not selling Registrable Securities under the applicable Primary Registration Statement.

PIGGY-BACK REGISTRATION PROCEDURES. IN CONNECTION WITH THE COMPANY’S REGISTRATION OBLIGATIONS HEREUNDER WITH RESPECT TO A PIGGY-BACK REGISTRATION STATEMENT, THE COMPANY SHALL:

Not less than three (3) Trading Days prior to the filing of each Piggy-Back Registration Statement or any related Prospectus or any amendment or supplement thereto (i) furnish to the Electing Holders and Purchaser Counsel copies of all such documents proposed to be filed, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

(i) Cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (ii) as promptly as reasonably possible provide the Electing Holders and Purchaser Counsel true and complete copies of all correspondence from and to the Commission relating to a Piggy-Back Registration Statement; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Piggy-Back Registration Statement during the offering.

Notify the Electing Holders and Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Piggy-Back Registration Statement; (ii) the Commission comments in writing on any Piggy-Back Registration Statement (in which case the Company shall deliver to each Electing Holder a copy of such comments and of all written responses thereto); (iii) any Piggy-Back Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other federal or state governmental authority requests any amendment or supplement to a Piggy-Back Registration Statement or related Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Piggy-Back Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Piggy-Back Registration Statement become ineligible for inclusion therein or any statement made in any Piggy-Back Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Piggy-Back Registration Statement, related Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Furnish to each Electing Holder and Purchaser Counsel, without charge, at least one (1) conformed copy of each Piggy-Back Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

Promptly deliver to each Electing Holder and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Electing Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

Cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Piggy-Back Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Electing Holders may request.

Comply with all applicable rules and regulations of the Commission.

The Company shall not be required to deliver any document pursuant to any provision of this Section 7, other than Section 7(e), to any Electing Holder that proposes to sell Registrable Securities with less than $50,000 in aggregate offering price to the public under the Piggy-Back Registration Statement (based on the last sale price per Common Share on the Trading Market on the Trading Day preceding the date of the written request sent by such Electing Holder under Section 4).

Upon the occurrence of any event described in Section 6(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to such a Piggy-Back Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Piggy-Back Registration Statement nor its related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

REGISTRATION EXPENSES. ALL FEES AND EXPENSES INCIDENT TO THE PERFORMANCE OF OR COMPLIANCE WITH THIS AGREEMENT BY THE COMPANY SHALL BE BORNE BY THE COMPANY WHETHER OR NOT ANY REGISTRABLE SECURITIES ARE SOLD PURSUANT TO A REGISTRATION STATEMENT. THE FEES AND EXPENSES REFERRED TO IN THE FOREGOING SENTENCE SHALL INCLUDE, WITHOUT LIMITATION, (A) ALL REGISTRATION AND FILING FEES (INCLUDING, WITHOUT LIMITATION, FEES AND EXPENSES (I) WITH RESPECT TO FILINGS REQUIRED TO BE MADE WITH ANY TRADING MARKET, AND (II) IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS (INCLUDING, WITHOUT LIMITATION, FEES AND DISBURSEMENTS OF COUNSEL FOR THE COMPANY IN CONNECTION WITH BLUE SKY QUALIFICATIONS OR EXEMPTIONS OF THE REGISTRABLE SECURITIES AND DETERMINATION OF THE ELIGIBILITY OF THE REGISTRABLE SECURITIES FOR INVESTMENT UNDER THE LAWS OF SUCH JURISDICTIONS AS REQUESTED BY THE HOLDERS )), (B) PRINTING EXPENSES (INCLUDING, WITHOUT LIMITATION, EXPENSES OF PRINTING CERTIFICATES FOR REGISTRABLE SECURITIES AND OF PRINTING PROSPECTUSES REQUESTED BY THE HOLDERS), (C) MESSENGER, TELEPHONE AND DELIVERY EXPENSES, (D) REASONABLE FEES AND DISBURSEMENTS OF COUNSEL FOR THE COMPANY AND FEES AND EXPENSES OF PURCHASER COUNSEL, AND (E) FEES AND EXPENSES OF ALL OTHER PERSONS RETAINED BY THE COMPANY IN CONNECTION WITH THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. NOTWITHSTANDING THE FOREGOING, THE HOLDERS OF SUCH REGISTRABLE SECURITIES SHALL BE RESPONSIBLE FOR ANY BROKERAGE OR UNDERWRITING COMMISSIONS (INCLUDING WITHOUT LIMITATION, TRANSFER TAX) WITH RESPECT TO ANY DISPOSITION, SALE, OR TRANSFER OF REGISTRABLE SECURITIES.

INDEMNIFICATION

Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or related to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or related to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Sections 6(c)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 10(f). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

Indemnification by Holders. Each Holder shall, notwithstanding the termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus or arising solely out of any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the

Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

Contribution. If a claim for indemnification under Section 9(a) or 9(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 9(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

MISCELLANEOUS

Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder holding more than 1,000,000 shares of Common Stock (as adjusted for any stock split, stock dividend or other distribution, recapitalization or similar event affecting the Common Stock) on an as-converted basis assuming conversion of the Preferred Stock held by such Holder.

No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any Subsidiary has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

No Piggy-back on Registrations. Except as and to the extent specified in Schedule 3.1(g) to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Primary Registration Statement other than the Registrable Securities.

Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6(c)(v), 6(c)(vi), or 6(c)(vii), or Sections 7(c)(v), 7(c)(vi), or 7(c)(vii), as applicable, such Holder will forthwith destroy all copies of the Prospectus in its possession and discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of any supplemented Prospectus and/or amended Registration Statement (if required pursuant to Section 6(j) or 7(i)), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement on a day that is not a Trading Day or later than 4:30 p.m. (New York City time) and earlier than 11:59 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth in the Purchase Agreement.

This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and undertaking among the parties hereto with respect to the subject matter hereof.

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its rights and obligations hereunder in the manner and to the extent permitted under the Purchase Agreement.

Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

GOVERNING LAW; VENUE; WAIVER OF JURY TRAIL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, STOCKHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND U.S. FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND U.S. FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL

PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Series B Preferred Stock Registration Rights Agreement as of the date first written above.

WOLVERINE TUBE, INC.

By:
Name:
Title:

Address for Notice:

c/o Wolverine Tube, Inc.
200 Clinton Avenue West, Suite 1000
Huntsville, AL 35801
Phone: (256) 580-3500
Fax: (256) 580-3996
Attn: David Owen

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SIGNATURE PAGE OF PURCHASER TO FOLLOW]

THE ALPINE GROUP, INC.

By:
Name:
Title:

Address for Notice:

c/o The Alpine Group, Inc.
One Meadowlands Plaza
East Rutherford, New Jersey
Phone: 201-549-4400
Fax: (201) 549-4428
Attn: Steven S. Elbaum

With a copy (which shall not constitute notice) to each other Holder and to:

Proskauer Rose LLP
1585 Broadway
New York, NY 10036-8299
Facsimile No.: (212) 969-2900
Attn:	Ron R. Papa, Esq. and
Adam J. Kansler, Esq.

Annex A

Plan of Distribution

The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

an exchange distribution in accordance with the rules of the applicable exchange;

privately negotiated transactions;

short sales;

broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

a combination of any such methods of sale; and

any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock, including the fees and disbursements of counsel to the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

Exhibit C

SERIES A HOLDERS CONSENT AND AGREEMENT

This SERIES A HOLDERS CONSENT AND AGREEMENT (“Consent”) is made as of March 20, 2008 (the “Consent Date”), by and among Plainfield Special Situations Master Fund Limited, a Cayman Islands company (“PSSMF”), Alkest, LLC, a Delaware limited liability company (“Alkest”), and The Alpine Group, Inc., a Delaware corporation (“Alpine” and, solely in its capacity as the Purchaser referred to in the Series B Preferred Stock Purchase Agreement (as defined below), the “Purchaser”).

RECITALS

WHEREAS, Wolverine Tube, Inc., a Delaware corporation (the “Corporation”), has previously issued shares of its Series A Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), pursuant to a Certificate of Designations of Series A Convertible Preferred Stock of the Corporation dated February 14, 2007 and the Certificate of Correction thereto dated February 15, 2007 (collectively, the “Series A Certificate of Designations”);

WHEREAS, PSSMF, Alkest and Alpine (each a “Series A Holder” and, collectively, the “Series A Holders”) own all of the issued and outstanding Series A Preferred Stock;

WHEREAS, substantially concurrently with the execution and delivery of this Consent, the Corporation is entering into that certain Series B Preferred Stock Purchase Agreement by and between the Corporation and Purchaser (the “Series B Preferred Stock Purchase Agreement”), pursuant to which the Corporation will issue and sell to Purchaser 10,000 shares of its Series B Convertible Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”), the rights, preferences and privileges of which are more particularly described in that certain Certificate of Designations of Series B Convertible Preferred Stock of the Corporation substantially in the form of Exhibit A hereto (the “Series B Certificate of Designations.”);

WHEREAS, it is the intention of all the parties hereto that the Series B Preferred Stock is to rank pari passu with the Series A Preferred Stock;

WHEREAS, substantially concurrently with the execution and delivery of this Consent, the Corporation is entering into that certain Note Exchange and Debenture Agreement by and among the Corporation, the guarantors named therein and PSSMF (the “Note Exchange Agreement”) pursuant to which the Corporation will, among other things, issue to PSSMF $38,300,000 in principal amount of its 10  1/2% Senior Exchange Notes (the “Exchange Notes”) due 2009 against surrender and delivery by PSSMF of $38,300,000 in principal amount of the Corporation’s 7 3/8% Senior Notes due 2008;

WHEREAS, under the Series A Certificate of Designations, the transactions contemplated by the Series B Preferred Stock Purchase Agreement and the Note Exchange Agreement (collectively, the “Transactions”) are subject to the approval of the Series A Holders; and

WHEREAS, the Series A Holders desire to confirm their previous approval of the Transactions via a special meeting and to enter into certain related agreements as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings given to them in the Series A Certificate of Designations. In addition, the following terms shall have the following respective meanings:

“Alkest” has the meaning ascribed thereto in the Preamble.

“Alpine” has the meaning ascribed thereto in the Preamble.

“Corporation” has the meaning ascribed thereto in the Preamble.

“Consent” means the Series A Holders Consent and Agreement, dated March 20, 2008, by and among the Corporation, PSSMF, Alkest, Alpine and Purchaser, as the same may be amended, modified or supplemented.

“Consent Date” has the meaning ascribed thereto in the Preamble.

“Effective Date” has the meaning ascribed thereto in Section 3(b).

“Exchange Notes” has the meaning ascribed thereto in the Recitals.

“Note Exchange Agreement” has the meaning ascribed thereto in the Recitals.

“PSSMF” has the meaning ascribed thereto in the Preamble.

“Purchaser” has the meaning ascribed thereto in the Preamble.

“Series A Amendment” has the meaning ascribed thereto in Section 3(a).

“Series A Certificate of Designations” has the meaning ascribed thereto in the Recitals.

“Series A Holder” or “Series A Holders” has the meaning ascribed thereto in the Recitals.

“Series A Preferred Stock” has the meaning ascribed thereto in the Recitals.

“Series B Certificate of Designations” has the meaning ascribed thereto in the Recitals.

“Series B Holder” means any holder of Series B Preferred Stock.

“Series B Preferred Stock” has the meaning ascribed thereto in the Recitals.

“Series B Preferred Stock Purchase Agreement” has the meaning ascribed thereto in the Recitals.

“Transactions” has the meaning ascribed thereto in the Recitals.

2. Acknowledgement and Consent. Each of the Series A Holders, severally and not jointly, acknowledges that it has received a copy of each of the Series B Certificate of Designations, the Series B Preferred Stock Purchase Agreement and the Note Exchange Agreement and has reviewed the terms thereof together with its respective legal counsel. Pursuant to Section 11(b) of the Series A Certificate of Designations, each of the undersigned Series A Holders hereby affirmatively consents to the (i) issuance of the Series B Preferred Stock with the rights, preferences and privileges described in the Series B Certificate of Designations and (ii) incurrence of the Indebtedness represented by the Exchange Notes pursuant to the Note Exchange Agreement. Each of the Series A Holders, severally but not jointly, further agrees to take any additional action reasonably requested by the Corporation or the Purchaser to evidence its foregoing Consent.

3. Actions Regarding Series A Preferred Stock. (a), At such time as the Corporation may hereafter determine to file an amendment to the Series A Certificate of Designations substantially in the form of Exhibit B hereto (the “Series A Amendment”), each of the Series A Holders and the Purchaser, severally and not jointly, hereby covenants and agrees to vote all of its Common Share Equivalents (including, without limitation, all Series A Preferred Stock and Series B Preferred Stock owned or controlled by each such Series A Holder and the Purchaser) to approve the Series A Amendment as an amendment to the Corporation’s certificate of incorporation at the time the Series A Amendment may be presented for approval by the Corporation’s stockholders.

(b) Unless and until the Series A Amendment has been approved by the Corporation’s stockholders in accordance with the applicable law and filed with the Secretary of State of the State of Delaware (and the date of any such filing is hereinafter referred to as the “Effective Date”), for so long as any shares of Series B Preferred Stock shall remain issued and outstanding, each Series A Holder, severally and not jointly, hereby covenants and agrees with the Purchaser (for itself and any other Series B Holders) as follows:

(i) notwithstanding anything to the contrary in Section 5(d) of the Series A Certificate of Designations, the Series A Holders waive their right to receive dividend payments in accordance with Section 5(d) of the Series A Certificate of Designations and the Corporation shall satisfy its obligations to the Series A Holders thereunder by making the dividend payments contemplated thereby pro rata on a share for share basis among the holders of Series A Preferred Stock and Series B Preferred Stock as if the Series A Preferred Stock and Series B Preferred Stock were a single class;

(ii) notwithstanding anything to the contrary in Section 6(a) of the Series A Certificate of Designations, the Series A Holders waive their right to receive payments in respect of a Liquidation Event strictly in accordance with Section 6(a) of the Series A Certificate of Designations when the Corporation has insufficient assets and funds to pay in full both the Series A Preferred Stock Liquidation Preference and the Series B Preferred Stock Liquidation Preference (as such term is defined in the Series B Certificate of Designations), and the Corporation shall satisfy its obligations to the Series A Holders under Section 6(a) of the Series A Certificate of Designations by making distributions thereunder ratably on a share for share basis among the Series A Holders and the Series B Holders as if the Series A Preferred Stock and Series B Preferred Stock were a single class in proportion to the aggregate Series A Preferred Stock Liquidation Preference and the Series B Preferred Stock Liquidation Preference;

(iii) notwithstanding anything to the contrary in Section 9(c) of the Series A Certificate of Designations, the Series A Holders waive their right to the Corporation’s obligation to redeem shares of Series A Preferred Stock strictly in accordance with Section 9(c) of the Series A Certificate of Designations and the Corporation shall satisfy its obligation to redeem shares of Series A Preferred Stock in accordance with Section 9 of the Series A Certificate of Designations so long as the Corporation redeems shares of Series A Preferred Stock and Series B Preferred Stock ratably on a share for share basis in proportion to the aggregate Redemption Price and the aggregate redemption price of the Series B Preferred Stock (as provided in Section 9 of the Series B Certificate of Designations);

(iv) notwithstanding anything to the contrary in Section 9(e) of the Series A Certificate of Designations, the Series A Holders waive their right to vote as a separate class to the exclusion of all other holders of capital stock of the Corporation in any election of directors thereunder and the Corporation shall satisfy its obligations thereunder so long as the Corporation shall tabulate the votes of holders of outstanding Series A Preferred Stock and Series B Preferred Stock in any election of directors pursuant to Section 9(e) of the Series A Certificate of Designations as if the Series A Preferred Stock and Series B Preferred Stock were a single class as provided in the Series B Certificate of Designations;

(v) notwithstanding anything to the contrary in Section 10(b) of the Series A Certificate of Designations, the Series A Holders waive their right to require the Corporation to exercise its Call Right strictly in accordance with the terms thereof and agrees with the Purchaser that the Corporation shall exercise its Call Right only if the Corporation concurrently exercises the comparable call right under Section 10 of the Series B Certificate of Designations; and

(vi) notwithstanding anything herein to the contrary in Section 11(b) of the Series A Certificate of Designations, the Series A Holders waive their right to vote as a separate class to the exclusion of all other holders of capital stock of the Corporation in connection with any approval, consent or waiver required thereunder and the Corporation shall satisfy its obligations under Section 11(b) of the Series A Certificate of Designations so long as the Corporation shall tabulate the votes of holders of outstanding Series A Preferred Stock and Series B Preferred Stock in connection with any approval, consent or waiver required under Section 11 (b) of the Series A Certificate of Designations as if the Series A Preferred Stock and Series B Preferred Stock were a single class as provided in the Series B Certificate of Designations.

For the avoidance of doubt, it is the intention of the parties by agreeing to the terms of this Section 3(c) as hereinabove provided to the maximum extent permitted by law to be governed by the terms of the Series A Amendment as if it was in effect on the Consent Date.

(c) Each Series A Holder, severally and not jointly, agrees that, until the Effective Date or the earlier redemption and cancellation of the Series B Preferred Stock, it will not, without the prior written consent of the Corporation and Series B Holders, voluntarily transfer, sell, offer, pledge or otherwise dispose of (including by way of merger or otherwise) or encumber (“Transfer”), in any one transaction or series of transactions any shares of Series A Preferred Stock unless each transferee executes and delivers a Joinder Agreement in the form of Exhibit C hereto.

4. MISCELLANEOUS.

4.1. No Revocation. The voting agreements contained herein may not be revoked except by mutual agreement of the parties hereto.

4.2. Entire Agreement. This Consent, the Series A Certificate of Designations and the Series A Amendment constitute the entire agreement between the parties hereto pertaining to the subject matter hereof.

4.3. Successors and Assigns. The terms and conditions of this Consent shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Consent, except (i) as expressly provided in this Consent and (ii) the Corporation is an intended third party beneficiary of this Consent and may enforce the provisions thereof directly against the parties with obligations thereunder.

4.4. Amendments and Waivers. Any term of this Consent may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each Series A Holder and the Purchaser. Any amendment or waiver effected in accordance with this Section 4.4 shall be binding upon the Series A Holders and the Purchaser, and each of their respective successors and assigns.

4.5. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 4.5 prior to 5:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of sending, if sent by nationally recognized overnight courier service, specifying next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:

For any Series A Holder or Purchaser:

To the address set forth under such Series A Holder’s or Purchaser’s name on the signature pages attached hereto with a copy to:

Proskauer Rose LLP

1585 Broadway

New York, NY 10036-8299

Attn:	Ronald R. Papa, Esq. and

Adam J. Kansler, Esq.

Phone: (212) 969-3000

Fax: (212) 969-2900

4.6. Severability. If one or more provisions of this Consent are held to be unenforceable illegal or invalid under applicable law in whole or in part for any reason, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be stricken and excluded from this Consent, (b) the balance of this Consent shall be interpreted as if such provision were so stricken and excluded and (c) the balance of this Consent shall be legal, enforceable and valid in accordance with its terms.

4.7. Governing Law. This Consent and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York.

4.8. Counterparts. This Consent may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Consent may be executed by facsimile signatures or other means of electronic transmission.

4.9. Headings. The headings used in this Consent are used for convenience only and are not to be considered in construing or interpreting this Consent.

4.10. Jury Trial Waiver. To the fullest extent permitted by law, and as separately bargained-for-consideration, each party hereby waives any right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or relating to this Consent.

4.11. General Interpretation. The terms of this Consent have been negotiated by the parties hereto and the language used in this Consent shall be deemed to be the language chosen by the parties hereto to express their mutual intent. This Consent shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under this Consent. No rule of strict construction will be applied against any party hereto.

4.12. Specific Performance. In addition to any and all other remedies that may be available at law, in the event of any breach of this Consent, the non-breaching party shall be entitled to specific performance of the Consents and obligations of the other parties hereto and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

4.13. Pronouns. Whenever the context may require, any pronouns used in this Consent shall include the corresponding masculine, feminine or neutral forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

IN WITNESS WHEREOF, the parties hereto have executed this Series A Holders Consent and Agreement as of the date first written above.

SERIES A HOLDERS:

THE ALPINE GROUP, INC.

By:
Name:
Title:

Address for notices:
One Meadowlands Plaza
East Rutherford, New Jersey
Phone: (201) 549-4400
Fax: (201) 549-4428
Attn: Steven S. Elbaum

PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED

By:
Name:
Title:

Address for notices:
c/o Plainfield Asset Management LLC
55 Railroad Avenue
Greenwich, CT 06830
Phone: (203) 302-1715
Fax: (203) 302-1779
Attn: Thomas X. Fritsch

ALKEST, LLC

By:
Alan Kestenbaum, as its Sole Member

Address for notices:
c/o Marco Realty, Inc.
One Penn Plaza
250 West 34th Street, Suite 2514
New York, New York 10119
Fax: (212) 798-8134
Attn: Alan Kestenbaum

PURCHASER:

THE ALPINE GROUP, INC.

By:
Name:
Title:

Address for notices:
One Meadowlands Plaza
East Rutherford, New Jersey
Phone: (201) 549-4400
Fax: (201) 549-4428
Attn: Steven S. Elbaum

Solely for purposes of acknowledging its receipt of a copy of this Series A Holders Consent and Agreement:

CORPORATION:

WOLVERINE TUBE, INC.

By:
Name:
Title:

Wolverine Tube, Inc.
200 Clinton Avenue West, Suite 1000
Huntsville, Alabama 35801
Attn: David Owen
Phone: (256) 580-3500
Fax: (256) 580-3996

EXHIBIT C

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT TO

SERIES A HOLDERS CONSENT AND AGREEMENT

[Date]

THE UNDERSIGNED PROPOSES TO ACQUIRE [NUMBER OF SHARES OF SERIES A

PREFERRED STOCK] OF WOLVERINE TUBE, INC. (THE “SECURITIES”). SUBJECT TO AND

CONCURRENTLY WITH THE ACQUISITION OF SUCH SECURITIES, THE UNDERSIGNED

AGREES TO BECOME BOUND BY THE SERIES A HOLDERS CONSENT AND AGREEMENT

DATED AS OF MARCH 20, 2008 (THE “CONSENT”) BY AND AMONG CERTAIN

SECURITYHOLDERS OF WOLVERINE TUBE, INC. NAMED THEREIN AS “SERIES A

HOLDERS” OR “PURCHASER” (AS DEFINED THEREIN) AND AGREES THAT IT SHALL HAVE

ALL OF THE RIGHTS AND OBLIGATIONS OF A SERIES A HOLDER UNDER THE CONSENT.

IN WITNESS WHEREOF, the undersigned has executed this Joinder to the Series A Holders Consent and Agreement as of the day and year first above written.

SERIES A HOLDER:

By:
Name:
Title:

Exhibit D

WOLVERINE TUBE, INC.

SUPPLEMENT

to

Stockholders’ agreement

This Supplement to Stockholders’ Agreement (the “Amendment”) is made as of March 20, 2008 by and among the Alpine Holders (as defined herein) and the Plainfield Holders (as defined herein).

RECITALS

WHEREAS, the Alpine Holders and the Plainfield Holders have previously entered into that certain Stockholders’ Agreement, dated as of February 16, 2007 (the “Stockholders’ Agreement; capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Stockholders’ Agreement);

WHEREAS, substantially concurrently with the execution and delivery of this Supplement, Wolverine Tube, Inc., a Delaware Corporation (the “Company”), is issuing its Series B Convertible Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”) to The Alpine Group, Inc.; and

WHEREAS, the Alpine Holders and the Plainfield Holders desire to enter into this Supplement for the purpose of confirming that the Stockholders’ Agreement includes the shares of Series B Preferred Stock;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto hereby agree as follows:

DEFINITION OF “STOCKHOLDERS’ SHARES”.

1.1	For the avoidance of doubt, the parties hereto agree that the term “Stockholders’ Shares” as used in the Stockholders’ Shares shall include for all purposes the Series B Preferred Stock.

1.2	Except as set forth above, the Stockholders’ Agreement shall remain in full force and effect.

[Remainder of Page Intentionally left Blank

Signature Page follows]

WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement Supplement as of the date first written above.

THE ALPINE HOLDERS:

THE ALPINE GROUP, INC.

By:
Name:
Title:

THE PLAINFIELD HOLDERS:

ALKEST, LLC

By:
Alan Kestenbaum, as its Sole Member

PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED

By:
Name:
Title:

Stockholders’ Agreement Supplement Signature Page

Exhibit 10.10

Exhibit E

WOLVERINE TUBE, INC.

AMENDMENT

to

voting agreement

This Amendment to Voting Agreement (the “Amendment”) is made as of March 20, 2008 by and among Wolverine Tube, Inc., a Delaware corporation (the “Company”), the holders of shares of the Company’s Series A Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”) listed on the signature page hereto (each such holder of Series A Preferred Stock is hereinafter referred to as a “Series A Holder” and, collectively, as the “Series A Holders”) and the holders of shares of the Company’s Series B Convertible Preferred Stock, par value $1.00 per share (the “Series B Preferred Stock”) listed on the signature page hereto (each such holder of Series B Preferred Stock is hereinafter referred to as a “Series B Holder” and, collectively, as the “Series B Holders”).

RECITALS

WHEREAS, the Company and the Series A Holders have previously entered into that certain Voting Agreement, dated as of February 16, 2007 (the “Voting Agreement”; capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Voting Agreement);

WHEREAS, substantially concurrently with the execution and delivery of this Amendment, the Company is issuing its Series B Preferred Stock to the Series B Holder;

WHEREAS, the Company, the Series A Holders and the Series B Holders desire to enter into this Amendment for the purpose of amending the Voting Agreement to include the shares of Series B Convertible Preferred Stock;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto hereby agree as follows:

AMENDMENT OF DEFINITION OF “VOTING SECURITIES”.

1.3	For the avoidance of doubt, the parties hereto agree that the term “Voting Securities” as used in the Voting Agreement is hereby amended and restated in its entirety as follows: “Voting Securities” means Common Stock, Series A Preferred Stock, Series B Convertible Preferred Stock, par value $1.00 per share, of the Company and all other securities of the Company that entitle the holders thereof to vote on all matters on which holders of Common Stock are entitled to vote.”

1.4	The Series B Holders agree to become party to the Voting Agreement and to be bound by the terms thereof, including those provisions applicable to an Investor.

1.5	Except as set forth above, the Voting Agreement shall remain in full force and effect.

[Remainder of Page Intentionally left Blank

Signature Page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement Amendment as of the date first written above.

COMPANY:

WOLVERINE TUBE, INC.

By:
Name:
Title:

SERIES A HOLDERS:

THE ALPINE GROUP, INC.

By:
Name:
Title:

ALKEST, LLC

By:
Alan Kestenbaum, as its Sole Member

PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED

By:
Name:
Title:

SERIES B HOLDERS:

THE ALPINE GROUP, INC

By:
Name:
Title:

Voting Agreement Amendment Signature Page

Exhibit F-1

[Form of Opinion of Company Counsel]

March 20, 2008

Plainfield Special Situations Master Fund Limited

c/o Plainfield Asset Management LLC

55 Railroad Avenue

Greenwich, Connecticut 06830

Re:	Wolverine Tube, Inc. 10 1/2% Senior Exchange Notes Due 2009

Ladies and Gentlemen:

I am delivering this letter to you as Corporate Counsel of Wolverine Tube, Inc., a Delaware corporation (the “Company”), and each of TF Investor, Inc. (“TF”), Tube Forming L.P. (“Forming”), Wolverine Finance, LLC (“Finance”), Wolverine China Investments, LLC (“China”), Wolverine Joining Technologies, LLC (“Joining”), Tube Forming Holdings, Inc. (“Holdings”), WT Holding Company, Inc. (“WT” and together with TF, Forming, Finance, China, Joining and Holdings, the “Guarantors”), and in such capacity (i) I have acted as counsel to the Company and the Guarantors in connection with the issuance and sale by the Company to you of an aggregate of $38,300,000 in original principal amount of its 10  1/2% Senior Exchange Notes Due 2009 (the “Notes”), pursuant to the terms of the Note Exchange and Debenture Agreement, dated as of March 20, 2008 (the “Purchase Agreement”), by and among the Company, the Guarantors and Plainfield Special Situations Master Fund Limited, the “Purchaser”).

This letter is being furnished to you pursuant to Section 2.3(a)(iii) of the Purchase Agreement. Capitalized terms used in this opinion letter which are not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

In rendering the opinions set forth herein, I have examined and relied on originals or copies certified or otherwise identified to my satisfaction of: (i) the Purchase Agreement; (ii) the Notes; (iii) the Guarantee; (iv) the Series A Holders Consent and Agreement, dated as of March 20, 2008, among Alkest, LLC (“Alkest”), The Alpine Group, Inc. (“Alpine”) and the Purchaser; (v) the Guarantee, dated as of March 20, 2008, by the Guarantors in favor of the Purchaser; (vi) the Amendment No. 12 to Amended and Restated Credit Agreement, Amendment No. 1 to Amended and Restated Pledge Agreement and Consent, dated as of March 14, 2008, by and among the Company, the Guarantors and Wachovia Bank National Association. The documents listed in items (i) through (vi) above are referred to herein, collectively, as the “Transaction Documents”. In addition, I have examined originals (or copies certified or otherwise identified to my satisfaction) of such other agreements, instruments, certificates, documents and records and have reviewed such questions of law and made such inquiries as I have deemed necessary or appropriate for the purposes of the opinions expressed herein.

F-1-1

In such examination, I have assumed, without inquiry, the legal capacity of all natural persons, the genuineness of all signatures on all documents examined by me, the authenticity of all documents submitted to me as originals, the conformity to the original documents of all documents submitted to me as copies and the authenticity of the originals of such latter documents. As to certain facts material to my opinions, I have relied, with your permission, upon statements, certificates or representations, including those delivered or made in connection with the above-referenced transaction, of officers and other representatives of the Company and the Guarantors. As to any facts material to my opinion, I have, when relevant facts were not independently established, relied upon the documents mentioned in clauses (i)-(vi) above, the aforesaid other agreements, instruments, certificates, documents and records and upon statements and certificates of officers and representatives of the Company, the Guarantors and public officials.

As used herein, the phrase “to my knowledge” or other similar phrase means my actual conscious knowledge.

Based upon the foregoing, and subject to the limitations, qualifications and assumptions stated herein, I am of the opinion as of the date hereof that:

1.	The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company is duly qualified to conduct business and is in good standing in each jurisdiction in which the failure to qualify could have a material adverse effect on the Company. The Company has all requisite power and authority, and all material governmental licenses, authorizations, consents and approvals required to own and operate its properties and assets and to carry on its business as now conducted.

2.	Each of the Guarantors is a corporation duly organized or incorporated under the laws of its respective state of incorporation.

3.	The Transaction Documents to which the Company or any Guarantor is a party have been duly and validly executed and delivered by the Company and each Guarantor.

4.	The execution, delivery and performance by the Company and each of the Guarantors of its obligations under, and the compliance by the Company and each of its Guarantors with the terms of, the Transaction Documents to which it is a party, the issuance, sale and delivery of the Notes and the Guarantee pursuant to the Purchase Agreement do not result in the creation or imposition of any lien, claim or encumbrance on any of the Company’s or any Guarantor’s assets or properties.

F-1-2

The opinions expressed herein are limited to the Federal laws of the United States of America and the laws of the State of Alabama.

With respect to the foregoing opinions, I have assumed, with your approval and without rendering any opinion to such effect, that the laws of the State of Delaware, in all respects material to the opinions expressed herein, are substantively identical to the laws of the State of Alabama, without regard to conflict of law provisions. I am not admitted to the practice of law in the State of Delaware.

This letter is furnished to the Purchaser by me as counsel to the Company and each of its Guarantors in connection with the issuance and sale to the Purchaser of the Notes, is solely for the benefit of the Purchaser and may not be delivered to or relied upon in any manner by any other person or entity, including, without limitation, any person purchasing Notes from the Purchaser, or for any other purpose, without my prior express written consent.

Very truly yours,

Jennifer F. Brinkley

F-1-3

Exhibit F-2

[Form of Opinion of Corporate Counsel]

                , 2008

The Alpine Group, Inc.

One Meadowlands Plaza

East Rutherford, New Jersey 07073

RE:	Wolverine Tube, Inc. Series B Convertible Preferred Stock

Ladies and Gentlemen:

We have acted as counsel for Wolverine Tube, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale to you by the Company of an aggregate of 10,000 shares of its Series B Convertible Preferred Stock, par value $1.00 per share (the “Preferred Shares”), pursuant to the terms of the Series B Preferred Stock Purchase Agreement, dated as of March 20, 2008 (the “Purchase Agreement”), by and between the Company and The Alpine Group, Inc. (the “Purchaser”). This letter is being furnished to you pursuant to Section 2.2(a)(vii) of the Purchase Agreement. Capitalized terms used in this opinion letter which are not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies certified or otherwise identified to our satisfaction of: (i) the Purchase Agreement; (ii) the Certificate of Designations of the Series B Convertible Preferred Stock of the Company, as filed with the Secretary of State of the State of Delaware (the “Certificate of Designations”); (iii) the form of certificate representing the Preferred Shares; (iv) the Series B Preferred Stock Registration Rights Agreement, dated as of March 20, 2008, by and between the Company and the Purchaser (the “Registration Rights Agreement”); (v) the Amendment to Voting Agreement dated as of March 20, 2008 (the “Voting Agreement Amendment”), by and among the Company, the Purchaser, Alkest, LLC (“Alkest”) and Plainfield Special Situations Master Fund Limited (“Plainfield”); (vi) the Series A Holders Consent and Agreement, dated as of March 20, 2008, by and among the Purchaser, Alkest and Plainfield (the “Series A Holders Consent”); (vii) Amendment No. 12 to Amended and Restated Credit Agreement, Amendment No. 1 to Amended and Restated Pledge Agreement and Consent, dated as of March 14, 2008, by and among the Company, certain of its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association (“Wachovia”), as administrative agent (the “Credit Agreement Amendment”); (viii) the Restated Certificate of Incorporation of the Company, as certified by the Secretary of State of the State of Delaware; (ix) the By-laws of the Company, as certified by an officer of the Company; (x) certain resolutions of the Board of Directors of the Company relating to the Purchase Agreement, the Transactions and related matters; and (xi) the certificate of good standing from the Secretary of State of the State of Delaware with respect to the Company. The documents listed in items (i) through (vii) above are referred to herein, collectively, as the “Transaction Documents.” In addition, we have examined originals (or copies certified or otherwise identified to our satisfaction) of such other agreements, instruments, certificates, documents and records and have reviewed such questions of law and made such inquiries as we have deemed necessary or appropriate for the purposes of the opinions expressed herein.

In such examination, we have assumed, without inquiry, the legal capacity of all natural persons, the genuineness of all signatures on all documents examined by us, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all such documents submitted to us as copies and the authenticity of the originals of such latter documents. We have also assumed that the

F-2-1

books and records of the Company have been maintained in accordance with proper corporate procedures. As to any facts material to our opinion, we have, when relevant facts were not independently established, relied upon the representations and warranties contained in the documents mentioned in clauses (i)-(vii) above, the aforesaid other agreements, instruments, certificates, documents and records and upon statements and certificates of officers and representatives of the Company and public officials.

For purposes of the opinions expressed below, we have assumed that the execution and delivery of, and the performance of all obligations under, the Purchase Agreement, the Registration Rights Agreement, the Voting Agreement Amendment, the Series A Holders Consent and the Credit Agreement Amendment have been duly authorized by all requisite action by each party thereto other than the Company, and that such documents have been duly executed and delivered by each such other party, as applicable. We have also assumed that the Company is duly organized under the laws of the State of Delaware.

Whenever a statement herein is qualified by the phrase “known to us” or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the transactions described herein do not have actual knowledge of the material inaccuracy of such statement; however, unless otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company.

Based upon and subject to the foregoing, and subject to the further limitations, qualifications and assumptions set forth below, we are of the opinion that:

1. The Company is validly existing in good standing under the laws of the State of Delaware.

2. The Company has all requisite corporate power to execute, deliver and perform the Purchase Agreement and each of the other Transaction Documents to which it is a party, to issue, sell and deliver the Preferred Shares pursuant to the Transaction Documents to which it is a party, and to carry out and perform its obligations under and to consummate the transactions contemplated by the Transaction Documents to which it is a party.

3. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents to which it is a party, the authorization, issuance, sale and delivery of the Preferred Shares pursuant to the Purchase Agreement, and the consummation by the Company of the transactions contemplated by the Transaction Documents to which it is a party has been duly taken.

4. Assuming the accuracy of the representations and compliance with the covenants of the Purchaser contained in the Purchase Agreement, the Preferred Shares may be issued to the Purchaser without registration under the Securities Act of 1933, as amended. We express no opinion with respect to the securities laws of the District of Columbia or any state or territory of the United States.

5. Subject to the matters referred to in paragraph 6 below, the execution, delivery and performance by the Company of its obligations under, and the compliance by the Company with the terms of, the Transaction Documents to which the Company is a party, and the issuance, sale and delivery of the Preferred Shares pursuant to the Purchase Agreement do not, and the issuance and delivery of the Underlying Shares upon conversion of the Preferred Shares will not (a) conflict with or result in a violation of any provision of law, rule or regulation known to us to be applicable to the Company or of

F-2-2

the Restated Certificate of Incorporation or By-laws, as amended to the date hereof, of the Company or (b) violate, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination or acceleration of the Amended and Restated Credit Agreement, dated as of April 28, 2005, by and among the Company, certain of its U.S. subsidiaries, the lenders named therein and Wachovia, as administrative agent, as amended or supplemented; the Indenture, dated as of August 4, 1998, by and among the Company, the Guarantors named therein and U.S. Bank Corporate Trust Services (successor to First Union National Bank), as Trustee (as supplemented, the “2008 Indenture”); the Indenture, dated as of March 27, 2002, by and among the Company, the Subsidiary Guarantors named therein and U.S. Bank Corporate Trust Services (successor to First Union National Bank), as Trustee (as supplemented, the “2009 Indenture”); or any order, writ, judgment or decree known to us to which the Company is currently a party or is subject.

6. No consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, any court, governmental or regulatory body or agency or self-regulatory organization is required under the laws of the State of Alabama in connection with the valid execution and delivery by the Company of the Transaction Documents to which it is a party, the performance by the Company of its obligations under the Transaction Documents to which it is a party, the offer, sale, issuance or delivery of the Preferred Shares to the Purchaser, or the consummation of the transactions contemplated by the Transaction Documents to which it is a party.

Insofar as the foregoing opinions relate to the valid existence and good standing of the Company, they are based solely on the certificate of good standing received from the Secretary of State of the State of Delaware described in clause (xi) of the second paragraph of this letter.

For purposes of the opinion expressed in opinion paragraph 5, we have assumed that:

(a)	no consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, any court, governmental or regulatory body or agency or self-regulatory organization is required under the laws of the United States or the laws of any state or jurisdiction (other than that described in opinion paragraph 6) in connection with the valid execution and delivery by the Company of the Transaction Documents to which it is a party, the performance by the Company of its obligations under the Transaction Documents to which it is a party, the offer, sale, issuance or delivery of the Preferred Shares to the Purchaser, or the consummation of the transactions contemplated by the Transaction Documents to which it is a party; provided, however, that this assumption does not include matters covered by opinion paragraph 4;

(b)	the Series B Convertible Preferred Stock of the Company does not constitute “Disqualified Stock” under the 2009 Indenture; and

(c)	under the 2009 Indenture, the Preferred Shares constitute “Refinancing Indebtedness” in respect of the Company’s 7-3/8% Senior Notes Due 2008 issued under the 2008 Indenture.

The opinions expressed herein are limited to the laws of the State of Alabama, the General Corporation Law of the State of Delaware and the Securities Act of 1933, as amended.

This letter is furnished to the Purchaser in connection with the issuance and sale of the Preferred Shares to the Purchaser, is solely for the benefit of the Purchaser and may not be delivered to or relied upon in any manner by any other person or entity, including, without limitation, any person purchasing

F-2-3

Preferred Shares or Underlying Shares from the Purchaser, or for any other purpose, without our prior express written consent. This opinion is an expression of professional judgment regarding the legal matters addressed and not a guaranty that a court will reach any particular result. This opinion is limited to the matters stated herein and no opinion may be implied or inferred beyond the matters expressly stated herein. This opinion is as of the date hereof and we assume no obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in the facts, circumstances or law which may hereafter occur.

Very truly yours,

F-2-4